Exhibit 99.2

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
   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2007

           Table of Contents
----------------------------------------
                                             Page                                                        Page
                                        ---------------                                             ---------------

          Section I - Overview                              Section III - Joint Venture Information

Important Notes                                      2      Overview - Fund I                                   25

Company Information                                  3      Overview - Fund II                                  26

Portfolio Snapshot                                   4      Overview - RCP Venture                              27

Organizational Chart                                 5      Fund I Properties - Detail                          28

Executive Management Team                            6      Top 5 Fund I Tenants                                29

   Section II - Financial Information                       Fund I - Current Valuation                          30

Market Capitalization                                7      Kroger/Safeway Locations                            31

Shareholder Information                              8      Fund II Properties - Detail                         32

Operating Statements - Consolidated                  9      Fund II - New York Urban/Infill Projects            33

Operating Statements - Joint Venture
 Activity                                           10
                                                                 Section IV - Parent Portfolio
                                                                           Information
Operating Statements - Activity by
 Source                                             12
                                                            Properties - Overview                               34
Operating Statements - Current v.
 Historical                                         13
                                                            Properties by Region - Summary                      37
Net Operating Income - Same Property
 Performance                                        14
                                                            Properties by State - Summary                       38
Funds from Operations ("FFO"), Adjusted
 FFO ("AFFO")
  and Funds Available for Distribution                      Properties - Detail
   ("FAD")                                          15                                                          39

Capital Expenditures                                16      Leasing Production                                  42

Consolidated Balance Sheets                         17      Top 10 Tenants - Consolidated                       43

Pro-rata Consolidated Balance Sheet                 18

Selected Operating Ratios                           19      Anchor Tenant Detail                                44

Debt Analysis - Summary                             20      Anchor Lease Expirations - Next 3 Years             49

Debt Analysis - Detail                              21      Lease Expirations                                   50

Debt Maturity Schedule                              23      Property Demographics                               55

Unencumbered Properties                             24      Residential Properties                              56



  Visit acadiarealty.com for current news as well as additional property details and financial information


QUARTERLY SUPPLEMENTAL DISCLOSURE
       March 31, 2007

Important Notes
---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words
"may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

     The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other
REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal repayments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

     EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                                     Page 2
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QUARTERLY SUPPLEMENTAL DISCLOSURE
         March 31, 2007

               Company Information
               -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 73 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate Headquarters             1311 Mamaroneck Avenue           Investor Relations            Jon Grisham
                                   Suite 260                                                      Vice President
                                   White Plains, NY 10605                                         (914) 288-8142
                                                                                                  jgrisham@acadiarealty.com

New York Stock Exchange            Symbol AKR                       Web Site                      www.acadiarealty.com

Analyst Coverage                   Banc of America Securities                 J.P. Morgan Securities, Inc.
                                   Ross Nussbaum - (212) 847-5668             Michael W. Mueller, CFA (212) 622-6689
                                   ross.nussbaum@bofasecurities.com           michael.w.mueller@jpmorgan.com
                                   ---------------------------------------------------------------------------------------------
                                   Christine McElroy - (212) 847-             Joseph Dazio, CFA - (212) 622-6416
                                    5658
                                   christine.m.mcelroy@bofasecurities.com     joseph.c.dazio@jpmorgan.com
                                   ---------------------------------------------------------------------------------------------

                                   Bank of Montreal                           RBC Capital Markets
                                   Paul Adornato, CFA - (212) 885-4170        Rich Moore, CFA - (216) 378-7625
                                   paul.adornato@bmo.com                      rich.moore@rbccm.com
                                   ---------------------------------          --------------------------------------------------

                                   Citigroup - Smith Barney
                                   Jonathan Litt - (212) 816-0231
                                   jonathan.litt@citigroup.com
                                   ---------------------------------
                                   Ambika Goel - (212) 816-6981
                                   Ambika.goel@citigroup.com
                                   ---------------------------------

                                     Page 3
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QUARTERLY SUPPLEMENTAL DISCLOSURE
   March 31, 2007

          Executive Management Team
-----------------------------------
Kenneth F. Bernstein       Chief Executive         Mr. Bernstein is responsible for strategic planning as well as overseeing the
                              Officer and          day to day activities of the Company including operations, acquisitions and
                              President            capital markets. Mr. Bernstein served as the Chief Operating Officer of RD
                                                   Capital, Inc. from 1990 until the creation of Acadia Realty Trust through the merger of RD Capital with Mark Centers Trust in August of 1998. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from
                                                   Boston University School of Law. He is an active member of the International
                                                   Council of Shopping Centers (ICSC), National Association of ReaL Estate
                                                   Investment Trusts (NAREIT), Urban Land Institute (ULU), and the Real Estate
                                                   Roundtable. Mr. Bernstein is also a member of the Young President's
                                                   Organization (YPO), where he is chairman of the Real Estate Network. He is a member of the Board of Trustees of BRT Realty (NYSE: BRT).

Joel Braun                 Executive Vice          Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                              President,           properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and
                          Chief Investment         Finance for Rosenshein Associates, a regional shopping center developer based
                                Officer            in New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT. Mr.
                                                   Braun holds a Bachelor's in Business Administration from Boston University and a Master's Degree in Planning from John Hopkins University.

Joseph Hogan                 Senior Vice           Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                              President,           (NYSE:KIM), where he was responsible for business development and management of
                             Director of           all retail and commercial construction projects for Kimco, in addition to
                             Construction          outside customers and development companies. Prior to joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.

Robert Masters, Esq.         Senior Vice           Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for
                              President,           API Asset Management for over five years, Senior Vice President Deputy General
                          General Counsel,         Counsel for European American Bank from 1985 to 1990, and Vice President and
                          Corporate Secretary      Counsel for National Westminster Bank from 1977 to 1985. Mr. Masters received his Bachelor of Arts from the City University of New York and his J.D. from New
                                                   York University Law School. Mr. Masters is also a member of the New York State
                                                   Bar.

Joseph M.                    Senior Vice           Mr. Napolitano is responsible for overseeing the company's internal operations.
 Napolitano, CPM              President,           Previously, he held the position of Senior Vice President, Director of Property
                             Director of           Management. Prior to joining Acadia in 1995, Mr. Napolitano was employed by
                              Operations           Rosen Associates Management Corp. as a Senior Property Manager overseeing a
                         Chief Administrative      national portfolio of community shopping centers, and Roebling Management Co.
                                Officer            as a Property Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in Business
                                                   Administration from Adelphi University, Garden City, NY; and is a Certified
                                                   Property Manager by the Institute of Property Management (IREM). Mr. Napolitano
                                                   is also a member of the New York State Association of Realtors (NYSAR)
                                                   International Council of Shopping Center (ICSC), Commercial Investment Real
                                                   Estate Institute (CIREI), and the Building Owners and Managers Institute
                                                   (BOMI).

Michael Nelsen               Senior Vice           Mr. Nelsen oversees all the financial activities and asset management functions.
                              President,           Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of
                           Chief Financial         Real Estate for Soros Private Funds Management LLC. His responsibilities
                                Officer            included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since 1971.

Joseph Povinelli             Senior Vice           Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience.
                              President,           Since 1987 Mr. Povinelli had served as regional real estate representative for
                         Director of Leasing       Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York,
                                                   responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr.
                                                   Povinelli received a Bachelor of Science degree in Finance and Economics from
                                                   C.W. Post College of Long Island University.

Robert Scholem               Senior Vice           Mr. Scholem has been the Director of Property Management since 2003 and a Senior
                              President,           Vice President since August, 2005. Prior to joining the Company in 1998, Mr.
                         Director of Property      Scholem was employed at Rosen Associates Management Corp. as a Senior Property
                              Management           Manager overseeing a national portfolio of community shopping centers, and
                                                   Staller Associates, Inc. as an Operations Manager responsible for community shopping centers, office, and industrial buildings on Long Island, New York.
                                                   Mr. Scholem holds a Bachelor's in Business Administration from Guilford
                                                   College, Greensboro, NC; and is a Certified Property Manager (CPM(R)) by the
                                                   Institute of Real Estate Management. Mr. Scholem is also a licensed Salesperson by the State of New York as well as a member of LI Board of Realtors & CIREI, and is a Certified Shopping Center Manager (CSM) by the International Council
                                                   of Shopping Centers.
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                                     Page 4
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           QUARTERLY SUPPLEMENTAL DISCLOSURE
                    March 31, 2007

              Total Market Capitalization
              ---------------------------
   (including pro-rata share of joint venture debt)

                                                                                            Percent of
                                                         Percent of                        Total Market
                (amounts in thousands)                  Total Equity                      Capitalization
                                                       ---------------                    ---------------

Equity Capitalization
---------------------
Total Common Shares Outstanding                                  98.0%             32,131
Common Operating Partnership ("OP") Units                         2.0%                642
                                                                      --------------------
Combined Common Shares and OP Units                                                32,773

Market Price at March 30, 2007                                                     $26.07
                                                                      --------------------

Equity Capitalization - Common Shares and OP Units                               $854,392

Preferred OP Units - at cost (1)                                  0.0%                388
                                                       -----------------------------------

              Total Equity Capitalization                       100.0%            854,780           66.7%
                                                       ==================================================

Debt Capitalization
-------------------
Consolidated debt                                                                 450,373
Adjustment to reflect pro-rata share of debt                                      (23,784)
                                                                      --------------------

               Total Debt Capitalization                                          426,589           33.3%
                                                                      -----------------------------------

              Total Market Capitalization                                      $1,281,369          100.0%
                                                                      ===================================


                        Weighted Average Outstanding Common Shares and O.P. Units
                        ---------------------------------------------------------

                                                           Common
                                                           Shares          O.P. Units          Total
                                                       --------------------------------------------------

=========================================================================================================
Basic
Quarter ended March 31, 2007                               32,753,337             660,219     33,413,556

Fully Diluted (3)
Quarter ended March 31, 2007                               33,274,066             660,219     33,934,285

=========================================================================================================

Basic
Quarter ended March 31, 2006                               32,468,204             653,360     33,121,564

Fully Diluted (3)
Quarter ended March 31, 2006                               32,766,119             653,360     33,419,479

(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes
     4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004, of which 3,800 have been converted to Common Shares to date.
(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.
(3) For purposes of earnings per share calculations, the assumed conversion of 178,933 Preferred OP Units is dilutive for EPS and is included in the fully diluted amounts above for the quarter ending March 31, 2007. They were anti-dilutive for EPS for the quarter ended March 31, 2006.

                                     Page 5
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                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2007

                                 Shareholder Information
                              ------------------------------
                                  (amounts in thousands)

    10 Largest Institutional/Non-Retail Shareholders (1)      Percent of Out-
                                               Common         standing Common
Shareholder                                  Shares Held           Shares
------------------------------           ---------------------------------------
Wellington Management                                 3,387                12.2%
Third Avenue Management                               2,556                 7.7%
Yale University                                       2,154                 6.8%
Morgan Stanley                                        1,922                 5.9%
Barclay's Global Investors                            1,832                 5.0%
Vanguard Group                                        1,592                 5.1%
Cliffwood Partners                                    1,569                 4.9%
KG Redding & Associates                               1,404                 4.8%
Principal Financial Group                             1,097                 3.5%
State Street Corp.                                      960                 2.9%
                                         ---------------------------------------
Total of 10 Largest
 Institutional Shareholders                          18,473                57.5%
                                         =======================================
Total of all Institutional
 Shareholders                                        31,619                98.4%
                                         =======================================

                   Operating Partnership
                      Unit Information
------------------------------------------------------------
                                                     Percent
                                         of Total O.P. Units
                              ------------------------------
Managment O.P. Unit Holders          338               52.6%
Other O.P. Unit Holders              304               47.4%
                              ------------------------------
Total O.P. Units                     642              100.0%
                              ==============================

(1)  Based on most recent Schedule 13F filing

                                     Page 6
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   QUARTERLY SUPPLEMENTAL
          DISCLOSURE
        March 31, 2007

 Statements of Operations -
       Consolidated (1)
------------------------------
 Current Quarter and Year-to-
             Date
------------------------------
        (in thousands)
                               --------------------------------------------  --------------------------------------------
                                               Year to Date                                Current Quarter
                                       Period ended March 31, 2007                  3 months ended March 31, 2007
                               --------------------------------------------  --------------------------------------------
                                                    Discontinued                                  Discontinued
                                Wholly      JV's     operations    Total      Wholly      JV's     Operations    Total
                                  Owned                                         Owned
                               --------------------------------------------  --------------------------------------------
PROPERTY REVENUES
Minimum rents                    $13,182    $5,485            $-   $18,667     $13,182    $5,485            $-   $18,667
Percentage rents                     138        32             -       170         138        32             -       170
Expense reimbursements             3,292       517             -     3,809       3,292       517             -     3,809
Other property income                253        12             -       265         253        12             -       265
                               --------------------------------------------  --------------------------------------------
                                  16,865     6,046             -    22,911      16,865     6,046             -    22,911
                               --------------------------------------------  --------------------------------------------
PROPERTY EXPENSES
Property operating                 3,892       663             -     4,555       3,892       663             -     4,555
Real estate taxes                  1,901       325             -     2,226       1,901       325             -     2,226
                               --------------------------------------------  --------------------------------------------
                                   5,793       988             -     6,781       5,793       988             -     6,781
                               --------------------------------------------  --------------------------------------------
NET OPERATING INCOME -
 PROPERTIES (3)                   11,072     5,058             -    16,130      11,072     5,058             -    16,130

OTHER INCOME (EXPENSE)
General and administrative        (2,907)        -             -    (2,907)     (2,907)        -             -    (2,907)
Property related home office
 expenses                         (2,628)      (84)            -    (2,712)     (2,628)      (84)            -    (2,712)
Equity in earnings of
 unconsolidated properties             -     4,723             -     4,723           -     4,723             -     4,723
Lease termination income               -         -             -         -           -         -             -         -
Interest income                    2,811       109             -     2,920       2,811       109             -     2,920
Asset and property management
 income (2)                        3,035         -             -     3,035       3,035         -             -     3,035
Promote Fee                            -         -             -         -           -         -             -         -
Property management expense          (74)       (2)            -       (76)        (74)       (2)            -       (76)
Straight-line rent income            392      (374)            -        18         392      (374)            -        18
Straight-line rents written
 off                                 (85)        -             -       (85)        (85)        -             -       (85)
FAS 141 Rent                         (21)        3             -       (18)        (21)        3             -       (18)
Abandoned project costs                -         -             -         -           -         -             -         -
Hurricane related income
 (expenses)                            -         -             -         -           -         -             -         -
Provision for Income Taxes        (1,878)      (13)            -    (1,891)     (1,878)      (13)            -    (1,891)
Swap termination income              165         -             -       165         165         -             -       165
                               --------------------------------------------  --------------------------------------------

EBIDTA                             9,882     9,420             -    19,302       9,882     9,420             -    19,302

Depreciation and amortization     (4,155)   (1,986)            -    (6,141)     (4,155)   (1,986)            -    (6,141)
FAS 141 Amortization                  76       (20)            -        56          76       (20)            -        56
Interest expense                  (4,849)   (1,674)            -    (6,523)     (4,849)   (1,674)            -    (6,523)
Loan defeasance (net of
 reimbursement)                        -         -             -         -                     -             -         -
FAS 141 Interest                      20        15             -        35          20        15             -        35
Impairment of real estate              -         -             -         -           -         -             -         -
Gain on sale of properties             -         -             -         -           -         -             -         -
Gain (loss) on sale of
 properties - Mervyns                  -         -             -         -           -         -             -         -
Income taxes on gain on
 property sale - Mervyns               -         -             -         -           -         -             -         -
                               --------------------------------------------  --------------------------------------------
Income before minority
 interest                            974     5,755             -     6,729         974     5,755             -     6,729

Minority interest - OP               (32)     (112)            -      (144)        (32)     (112)            -      (144)
Minority interest                    232       (98)            -       134         232       (98)            -       134
                               --------------------------------------------  --------------------------------------------

NET INCOME                        $1,174    $5,545            $-    $6,719      $1,174    $5,545            $-    $6,719
                               ============================================  ============================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2 )Detail as follows:                        YTD        1st Quarter
                                        ------------------------------
Asset management fee Fund II                      $900           $900
Property
 management/Leasing/Construction/legal
 fees - Fund I                                     131            131
Property management/Construction/legal
 fees - Fund II                                    989            989
Klaff related fees                                 815            815
Other fees                                         200            200
                                        ------------------------------
                                                $3,035         $3,035
Priority distributions - Fund I                    240            240
                                        ------------------------------

Total Management fees and priority
 distributions                                  $3,275         $3,275
                                        ==============================

(3 )Includes majority-owned affiliates of which the minority share of NOI for 239 Greenwich Ave and Boonton Shopping Center aggregated $230 for the quarter.

                                     Page 7
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   QUARTERLY SUPPLEMENTAL DISCLOSURE
           March 31, 2007

Statements of Operations - Joint Venture
              Activity (1)
----------------------------------------
    Current Quarter and Year-to-Date
----------------------------------------
(in thousands)
               ------------------------------------------------------------------------------------------------------------
                                                               Year-to-Date
                                                                  Period
                                                           ended March 31, 2007
               ------------------------------------------------------------------------------------------------------------
                      AKR Pro-   AKR
                        rata
                       share  Brandywine        AKR           AKR          AKR              AKR             AKR   AKR Pro-
                         and                    Pro-          Pro-          Pro-            Pro-            Pro-
                        20%
                       Promote          Mervynsrata          rata  Mervyns rata  Brandywinerata            rata
               Fund I    (4)   Promote     I    shareFund II  share   II   share     JV     shareCrossroads share rataTotal
               ------------------------------------------------------------------------------------------------------------

PROPERTY
 REVENUES
Minimum rents  $3,475  $1,313    $2,162     $-    $-  $2,264  $453     $-     $-    $3,690  $820    $1,505  $737    $5,485
Percentage
 rents              -       -         -      -     -       -     -      -      -       146    32         -     -        32
Expense
 reimbursements   114      43        71      -     -     (64)  (13)     -      -       705   157       528   259       517
Other property
 income             4       2         2      -     -       6     1      -      -        13     3         9     4        12
               ------------------------------------------------------------------------------------------------------------
                3,593   1,358     2,235      -     -   2,206   441      -      -     4,554 1,012     2,042 1,000     6,046
               ------------------------------------------------------------------------------------------------------------

PROPERTY
 EXPENSES
Property
 operating        201      76       125      -     -     650   130      -      -     1,017   226       217   106       663
Real estate
 taxes              -       -         -      -     -     297    59      -      -       244    54       433   212       325
               ------------------------------------------------------------------------------------------------------------
                  201      76       125      -     -     947   189      -      -     1,261   280       650   318       988
               ------------------------------------------------------------------------------------------------------------

NET OPERATING
 INCOME -
 PROPERTIES (4) 3,392   1,282     2,110      -     -   1,259   252      -      -     3,293   732     1,392   682     5,058


OTHER INCOME
 (EXPENSE)
General and
 administrative     -       -         -      -     -       -     -      -      -         -     -         -     -         -
Property
 related home
 office
 expenses         (73)    (28)      (45)     -     -     (53)  (11)     -      -         -     -         -     -       (84)
Equity in
 earnings of
 unconsolidated
 properties        20      (7)       12      -     -     (99)  (20)23,690  4,738         -     -         -     -     4,723
Lease
 termination
 income             -       -         -      -     -       -     -      -      -         -     -         -     -         -
Interest income    82      31        51      4     1      47     9      9      2        30     7        17     8       109
Asset and
 property
 management
 income             -       -         -      -     -       -     -      -      -         -     -         -     -         -
Promote Fee         -       -         -      -     -       -     -      -      -         -     -         -     -         -
Asset and
 property
 management
 expense(2)        (2)     (1)       (1)     -     -  (1,204)    -      -      -      (220)    -         -     -        (2)
Straight-line
 rent income     (409)   (155)     (254)     -     -      13     3      -      -       129    29         7     3      (374)
Straight-line
 rents written
 off                -       -         -      -     -       -     -      -      -         -     -         -     -         -
FAS 141 Rent       (4)     (2)       (2)     -     -    (134)  (27)     -      -       155    34         -     -         3
Abandoned
 project costs      -       -         -      -     -       -     -      -      -         -     -         -     -         -
Hurricane
 related
 expenses           -       -         -      -     -       -     -      -      -         -     -         -     -         -
Provision for
 income taxes     (13)     (5)       (8)     -     -       -     -     (1)     -         -     -         -     -       (13)
Swap
 termination
 income             -       -         -      -     -       -     -      -      -         -     -         -     -         -
               ------------------------------------------------------------------------------------------------------------

EBIDTA          2,993   1,115     1,863      4     1    (171)  206 23,698  4,740     3,387   802     1,416   693     9,420

Depreciation
 and
 amortization
 (3)           (1,638)   (619)   (1,019)     -     -    (629) (126)     -      -      (763) (170)     (107)  (52)   (1,986)
FAS 141
 Amortization      (1)      -        (1)     -     -     (93)  (19)     -      -         -     -         -     -       (20)
Interest
 expense         (584)   (206)     (363)     -     -    (865) (173)     -      -    (2,491) (511)     (859) (421)   (1,674)
Loan defeasance     -       -         -      -     -       -     -      -      -         -     -         -     -         -
FAS 141
 Interest          15       6         9      -     -       -     -      -      -         -     -         -     -        15
Impairment of
 real estate        -       -         -      -     -       -     -      -      -         -     -         -     -         -
Gain on sale of
 properties         -       -         -      -     -       -     -      -      -         -     -         -     -         -
Gain (loss) on
 sale of
 properties -
 Mervyn's           -       -         -      -     -       -     -      -      -         -     -         -     -         -
               ------------------------------------------------------------------------------------------------------------
Income taxes on
 gain on
 property sale
 - Mervyn's         -       -         -      -     -       -     -      -      -         -     -         -     -         -

Income before
 minority
 interest         785     296       489      4     1  (1,758) (112)23,698  4,740       133   121       450   220     5,755

Minority
 interest - OP      -      (6)      (10)     -     1       -     2      -    (95)        -     -         -    (4)     (112)
Minority
 interest        (113)    (43)      (70)     -     -      75    15      -      -         -     -         -     -       (98)
               ------------------------------------------------------------------------------------------------------------

NET INCOME       $672    $247      $409     $4    $2 $(1,683) $(95)$23,698$4,645      $133  $121      $450  $216    $5,545
               ============================================================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses
(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.
(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on an annual basis ($7,363 x 37.78% x 25%).

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2007

Statements of Operations - Joint Venture Activity (1)
-----------------------------------------------------
Current Quarter and Year-to-Date
--------------------------------
(in thousands)

                                                                Current Quarter
                                                                    3 months
                                                             ended March 31, 2007
                 --------------------------------------------------------------------------------------------------------------
                         AKR Pro-   AKR
                           rata
                          share  Brandywine        AKR           AKR           AKR              AKR             AKR   AKR Pro-
                            and                    Pro-          Pro-           Pro-            Pro-            Pro-
                           20%             Mervynsrata          rata  Mervyns  rata  Brandywinerata            rata
                  Fund I  Promote Promote     I    shareFund II  share   II    share     JV     shareCrossroads share rataTotal
                 --------------------------------------------------------------------------------------------------------------
PROPERTY
 REVENUES
Minimum rents     $3,475  $1,313    $2,162     $-    $-  $2,264  $453      $-     $-     3,690  $820    $1,505  $737    $5,485
Percentage
 rents                 -       -         -      -     -       -     -       -      -       146    32         -     -        32
Expense
 reimbursements      114      43        71      -     -     (64)  (13)      -      -       705   157       528   259       517
Other property
 income                4       2         2      -     -       6     1       -      -        13     3         9     4        12
                 --------------------------------------------------------------------------------------------------------------
                   3,593   1,358     2,235      -     -   2,206   441       -      -     4,554 1,012     2,042 1,000     6,046
                 --------------------------------------------------------------------------------------------------------------
PROPERTY
 EXPENSES
Property
 operating           201      76       125      -     -     650   130       -      -     1,017   226       217   106       663
Real estate
 taxes                 -       -         -      -     -     297    59       -      -       244    54       433   212       325
                 --------------------------------------------------------------------------------------------------------------
                     201      76       125      -     -     947   189       -      -     1,261   280       650   318       988
                 --------------------------------------------------------------------------------------------------------------
NET OPERATING
 INCOME -
 PROPERTIES (4)    3,392   1,282     2,110      -     -   1,259   252       -      -     3,293   732     1,392   682     5,058

OTHER INCOME
 (EXPENSE)
General and
 administrative        -       -                -     -       -     -       -      -         -     -         -     -         -
Property
 related home
 office
 expenses            (73)    (28)      (45)     -     -     (53)  (11)      -      -         -     -         -     -       (84)
Equity in
 earnings of
 unconsolidated
 properties           20      (7)       12      -     -     (99)  (20) 23,690  4,738         -     -         -     -     4,723
Lease
 termination
 income                -       -         -      -     -       -     -       -      -         -     -         -     -         -
Interest income       82      31        51      4     1      47     9       9      2        30     7        17     8       109
Asset and
 property
 management
 income                -       -         -      -     -       -     -       -      -         -     -         -     -         -
Promote Fee            -       -         -      -     -       -     -       -      -         -     -         -     -         -
Asset and
 property
 management
 expense(2)           (2)     (1)       (1)     -     -  (1,204)    -       -      -      (220)    -         -     -        (2)
Straight-line
 rent income        (409)   (155)     (254)     -     -      13     3       -      -       129    29         7     3      (374)
Straight-line
 rents written
 off                   -       -         -      -     -       -     -       -      -         -     -         -     -         -
FAS 141 Rent          (4)     (2)       (2)     -     -    (134)  (27)      -      -       155    34         -     -         3
Abandoned
 project costs         -       -         -      -     -       -     -       -      -         -     -         -     -         -
Hurricane
 related
 expenses              -       -         -      -     -       -     -       -      -         -     -         -     -         -
Provision for
 income taxes        (13)     (5)       (8)     -     -       -     -      (1)     -         -     -         -     -       (13)
Swap
 termination
 income                -       -         -      -     -       -     -       -      -         -     -         -     -         -
                 --------------------------------------------------------------------------------------------------------------

EBIDTA             2,993   1,115     1,863      4     1    (171)  206  23,698  4,740     3,387   802     1,416   693     9,420

Depreciation
 and
 amortization
 (3)              (1,638)   (619)   (1,019)     -     -    (629) (126)      -      -      (763) (170)     (107)  (52)   (1,986)
FAS 141
 Amortization         (1)      -        (1)     -     -     (93)  (19)      -      -         -     -         -     -       (20)
Interest
 expense            (584)   (206)     (363)     -     -    (865) (173)      -      -    (2,491) (511)     (859) (421)   (1,674)
Loan defeasance        -       -         -      -     -       -     -       -      -         -     -         -     -         -
FAS 141
 Interest             15       6         9      -     -       -     -       -      -         -     -         -     -        15
Impairment of
 real estate           -       -         -      -     -       -     -       -      -         -     -         -     -         -
Gain on sale of
 properties            -       -         -      -     -       -     -       -      -         -     -         -     -         -
Gain (loss) on
 sale of
 properties -
 Mervyn's              -       -         -      -     -       -     -              -         -     -         -     -         -
Income taxes on
 gain on
 property sale
 - Mervyn's            -       -         -      -     -       -     -       -      -         -     -         -     -         -
                 --------------------------------------------------------------------------------------------------------------
Income before
 minority
 interest            785     296       489      4     1  (1,758) (112) 23,698  4,740       133   121       450   220     5,755

Minority
 interest - OP         -      (6)      (10)     -     1       -     2       -    (95)        -     -         -    (4)     (112)
Minority
 interest           (113)    (43)      (70)     -     -      75    15       -      -         -     -         -     -       (98)
                 --------------------------------------------------------------------------------------------------------------

NET INCOME          $672    $247      $409     $4    $2 $(1,683) $(95)$23,698 $4,645      $133  $121      $450  $216    $5,545
                 ==============================================================================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses
(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.
(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on an annual basis ($7,363 x 37.78% x 25%).

QUARTERLY SUPPLEMENTAL DISCLOSURE
    March 31, 2007

Statements of Operations - Activity by Source (1)
-------------------------------------------------
   (in thousands)

                    ------------------------------------------------------- ------------------------------------------------------
                                         Year-to-Date                                          Current Quarter
                                            Period                                                 3 months
                                        ended March 31, 2007                                 ended March 31, 2007
                    ------------------------------------------------------- ------------------------------------------------------
                        Retail      Multi-Family     Corporate     Total        Retail      Multi-Family     Corporate     Total
                    ------------------------------------------------------- ------------------------------------------------------
PROPERTY REVENUES
Minimum rents              $16,879         $1,788             $-   $18,667         $16,879         $1,788             $-  $18,667
Percentage rents               170              -              -       170             170              -              -      170
Expense
 reimbursements              3,809              -              -     3,809           3,809              -              -    3,809
Other property
 income                        130            135              -       265             130            135              -      265
                                                                            ------------------------------------------------------
                            20,988          1,923              -    22,911          20,988          1,923              -   22,911
                    ------------------------------------------------------- ------------------------------------------------------
PROPERTY EXPENSES
Property operating           3,674            881              -     4,555           3,674            881              -    4,555
Real estate taxes            2,144             82              -     2,226           2,144             82              -    2,226
                                                                            ------------------------------------------------------
                             5,818            963              -     6,781           5,818            963              -    6,781
                    ------------------------------------------------------- ------------------------------------------------------
NET OPERATING INCOME
 - PROPERTIES               15,170            960              -    16,130          15,170            960              -   16,130

OTHER INCOME
 (EXPENSE)
General and
 administrative                  -              -         (2,907)   (2,907)              -              -         (2,907)  (2,907)
Property related
 home office
 expenses                        -              -         (2,712)   (2,712)              -              -         (2,712)  (2,712)
Equity in earnings
 of Fund I
 unconsolidated
 properties                  4,723              -              -     4,723           4,723              -              -    4,723
Lease termination
 income                          -              -              -         -               -              -              -        -
Interest income                  -              5          2,915     2,920               -              5          2,915    2,920
Asset and property
 management income               -              -          3,035     3,035               -              -          3,035    3,035
Promote Fee                      -              -              -         -               -              -              -        -
Other property
 management fees               (33)           (43)             -       (76)            (33)           (43)             -      (76)
Straight-line rent
 income                         18              -              -        18              18              -              -       18
Straight-line rents
 written off                   (85)             -              -       (85)            (85)             -              -      (85)
FAS 141 Rent                   (18)             -              -       (18)            (18)             -              -      (18)
Abandoned project
 costs                           -              -              -         -               -              -              -        -
Hurricane related
 expenses                        -              -              -         -               -              -              -        -
Provision for income
 taxes                      (1,891)             -              -    (1,891)         (1,891)             -              -   (1,891)
Swap termination
 income                        165              -              -       165             165              -              -      165
                    ------------------------------------------------------- ------------------------------------------------------

EBIDTA                      18,049            922            331    19,302          18,049            922            331   19,302

Depreciation and
 amortization               (5,597)          (380)          (164)   (6,141)         (5,597)          (380)          (164)  (6,141)
FAS 141 Amortization            56              -              -        56              56              -              -       56
Interest expense            (6,228)          (295)             -    (6,523)         (6,228)          (295)             -   (6,523)
Loan defeasance                  -              -              -         -               -              -              -        -
FAS 141 Interest                35              -              -        35              35              -              -       35
Impairment of real
 estate                          -              -              -         -               -              -              -        -
Gain on sale of
 properties                      -              -              -         -               -              -              -        -
Gain (loss) on sale
 of properties -
 Mervyn's                        -              -              -         -               -              -              -        -
Income taxes on gain
 on property sale -
 Mervyn's                        -              -              -         -               -              -              -        -
                    ------------------------------------------------------- ------------------------------------------------------

Income before
 minority interest           6,315            247            167     6,729           6,315            247            167    6,729

Minority interest -
 OP                           (136)            (5)            (3)     (144)           (136)            (5)            (3)    (144)
Minority interest              134              -              -       134             134              -              -      134
                    ------------------------------------------------------- ------------------------------------------------------

NET INCOME                  $6,313           $242           $164    $6,719          $6,313           $242           $164   $6,719
                    ======================================================= ======================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

QUARTERLY SUPPLEMENTAL DISCLOSURE
     March 31, 2007

Statements of Operations - Current v. Historical (1)
----------------------------------------------------
   (in thousands)

                     ------------------------------------------------------ ------------------------------------------------------
                                        Current Quarter                                         Historical Quarter
                                            3 months                                               3 months
                                        ended March 31, 2007                                   ended March 31, 2006
                     ------------------------------------------------------ ------------------------------------------------------
                                                   Discontinued                                           Discontinued
                      Wholly Owned    JV's (2)      Operations     Total     Wholly Owned    JV's (2)      Operations     Total
                     ------------------------------------------------------ ------------------------------------------------------
PROPERTY REVENUES
Minimum rents              $13,182         $5,485             $-   $18,667        $12,251         $5,346         $1,572   $19,169
Percentage rents               138             32              -       170            185              9             13       207
Expense
 reimbursements              3,292            517              -     3,809          3,262            709            745     4,716
Other property
 income                        253             12              -       265            191             16             31       238
                     ------------------------------------------------------ ------------------------------------------------------
                            16,865          6,046              -    22,911         15,889          6,080          2,361    24,330
                     ------------------------------------------------------ ------------------------------------------------------
PROPERTY EXPENSES
Property operating           3,892            663              -     4,555          3,102            538            593     4,233
Real estate taxes            1,901            325              -     2,226          1,994            631            553     3,178
                     ------------------------------------------------------ ------------------------------------------------------
                             5,793            988              -     6,781          5,096          1,169          1,146     7,411
                     ------------------------------------------------------ ------------------------------------------------------
NET OPERATING INCOME
 - PROPERTIES               11,072          5,058              -    16,130         10,793          4,911          1,215    16,919

OTHER INCOME
 (EXPENSE)
General and
 administrative             (2,907)             -              -    (2,907)        (2,693)             -              -    (2,693)
Property related
 home office
 expenses                   (2,628)           (84)             -    (2,712)        (2,517)           (61)             -    (2,578)
Equity in earnings
 of Fund I
 unconsolidated
 properties                      -          4,723              -     4,723              -            215              -       215
Lease termination
 income                          -              -              -         -              -              -              -         -
Interest income              2,811            109              -     2,920          1,663            103              -     1,766
Asset and property
 management income           3,035              -              -     3,035          2,563              -              -     2,563
Promote Fee                      -              -              -         -            258              -              -       258
Property management
 expense                       (74)            (2)             -       (76)           (64)          (238)           (11)     (313)
Straight-line rent
 income                        392           (374)             -        18            114           (533)            12      (407)
Straight-line rents
 written off                   (85)             -              -       (85)             -              -              -         -
FAS 141 Rent                   (21)             3              -       (18)            47             (5)             -        42
Abandoned project
 costs                           -              -              -         -              -              -              -         -
Hurricane related
 expenses                        -              -              -         -              -              -              -         -
Provision for income
 taxes                      (1,878)           (13)             -    (1,891)          (419)           (30)             -      (449)
Swap termination
 income                        165              -              -       165              -              -              -         -
                     ------------------------------------------------------ ------------------------------------------------------

EBIDTA                       9,882          9,420              -    19,302          9,745          4,362          1,216    15,323

Depreciation and
 amortization               (4,155)        (1,986)             -    (6,141)        (3,704)        (1,921)          (451)   (6,076)
FAS 141 Amortization            76            (20)             -        56           (154)           (41)             -      (195)
Interest expense            (4,849)        (1,674)             -    (6,523)        (3,538)        (1,548)          (204)   (5,290)
Loan defeasance                  -              -              -         -          1,141         (1,467)             -      (326)
FAS 141 Interest                20             15              -        35             16            712              -       728
Impairment of real
 estate                          -              -              -         -              -              -              -         -
Gain on sale of
 properties                      -              -              -         -              -              -              -         -
Gain (loss) on sale
 of properties
 (Mervyns)                       -              -              -         -              -            464              -       464
Income taxes on gain
 on sale (Mervyn's)              -              -              -         -              -              -              -         -
                     ------------------------------------------------------ ------------------------------------------------------

Income before
 minority interest             974          5,755              -     6,729          3,506            561            561     4,628

Minority interest -
 OP                            (32)          (112)             -      (144)           (64)           (19)           (11)      (94)
Minority interest              232            (98)             -       134            (88)           (93)             -      (181)
                     ------------------------------------------------------ ------------------------------------------------------

NET INCOME                  $1,174         $5,545             $-    $6,719         $3,354           $449           $550    $4,353
                     ====================================================== ======================================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

QUARTERLY SUPPLEMENTAL DISCLOSURE
       March 31, 2007

Net Operating Income (NOI) - Same
 Property Performance (1)
---------------------------------
        (in thousands)                                                Growth in Same
                                                                      Property NOI -
                                                                        Continuing
                                                                         Operations
                                Notes:  Current Quarter  Historical     Favorable
                                                           Quarter     (unfavorable)
                              -------------------------------------------------------
                                        3 months ended 3 months ended
Reconciliation of total NOI to             March 31,      March 31,
            same property NOI:
                                                  2007           2006
                                        ------------------------------
NOI - Wholly-owned properties                  $11,072        $12,008
NOI - Consolidated and
 unconsolidated joint ventures                   5,058          4,911
Adjustment to reflect 2006
 increase in Fund I ownership
 percentage                          (2)        (1,898)        (1,915)
                                        ------------------------------

          Total NOI                             14,232         15,004

NOI - Properties Acquired                         (628)           (29)
NOI - Property sold or held
 for sale                                            -         (1,215)
NOI - Redevelopment properties                       -              -
                                        ------------------------------
                                               $13,604        $13,760           -1.1%
                                        =============================================

Same property NOI by portfolio
  component and revenues/expenses:

                                              Retail Properties

                                Revenues       $17,660        $17,607            0.3%
                                Expenses         5,017          4,864           -3.2%
                                        ---------------------------------------------
                                                12,643         12,743           -0.8%
                                        ---------------------------------------------

                                          Residential Properties (2
                                                  properties)

                                Revenues         1,923          2,031           -5.3%
                                Expenses           962          1,014            5.1%
                                        ---------------------------------------------
                                                   961          1,017           -5.5%
                                        ---------------------------------------------
                                               $13,604        $13,760           -1.1%
                                        =============================================

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.
(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)]. 2007 and 2006 NOI from Fund I has been decreased from 100% down to 38% for comparability.

   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2007

   Funds from Operations ("FFO")( 1)                                  2007                          2006
----------------------------------------               -----------------------------------     ---------------
                                                       ---------------     ---------------
                                                           Current             Current            Historic
                                                        Year-to-Date           Quarter             Quarter

                                                        Period ended       3 months ended      3 months ended
     Funds from operations ("FFO"):            Notes   March 31, 2007      March 31, 2007      March 31, 2006
----------------------------------------               ---------------     ---------------     ---------------
Net Income                                                     $6,719              $6,719              $4,353
Add back:
Depreciation of real estate and
 amortization of leasing costs:
  (net of minority interest share)
     Wholly owned and consolidated
      subsidiaries                                              4,797               4,797               5,034
     Unconsolidated subsidiaries                                  475                 475                 412
Income attributable to Operating
 Partnership units                              (2)               144                 144                  94
Loss (gain) on sale of properties                                   -                   -                (372)
Extraordinary item (net of minority
 interests' share and income taxes)                            (2,883)             (2,883)
Distributions on Preferred OP Units                                 8                   8                  62
                                                       ---------------     ---------------     ---------------
                                     FFO                        9,260               9,260               9,583
 Extraordinary item (net of minority
  interests' share and income taxes)            (4)             2,883               2,883                   -
                                                       ---------------     ---------------     ---------------
                     FFO - adjusted for
                      extraordinary item        (4)           $12,143             $12,143              $9,583
                                                       ===============     ===============     ===============
Adjusted Funds from operations ("AFFO"):
----------------------------------------
Diluted FFO                                                   $12,143             $12,143              $9,583
Straight line rent, net                                           (18)                (18)                407
Non real-estate depreciation                                      164                 164                 117
Amortization of finance costs                                     464                 464                 219
Amortization of cost of management
 contracts                                                        173                 173                 233
Tenant improvements                                              (719)               (719)               (320)
Leasing commissions                                               (72)                (72)               (110)
Capital expenditures                                             (981)               (981)               (667)
                                                       ---------------     ---------------     ---------------
                                    AFFO                      $11,154             $11,154              $9,462
                                                       ===============     ===============     ===============
Funds Available for Distribution ("FAD")
----------------------------------------
AFFO                                                          $11,154             $11,154              $9,462
Scheduled prinicpal repayments                                   (832)               (832)               (989)
                                                       ---------------     ---------------     ---------------
                                     FAD                      $10,322             $10,322              $8,473
                                                       ===============     ===============     ===============
 Total weighted average shares and OP
                 Units:
Basic                                                          33,414              33,414              33,122
                                                       ===============     ===============     ===============
Diluted                                                        34,113              34,113              33,757
                                                       ===============     ===============     ===============
             FFO per share:
FFO per share - Basic                           (3)             $0.36               $0.36               $0.29
                                                       ===============     ===============     ===============
FFO per share - Diluted                         (3)             $0.36               $0.36               $0.28
                                                       ===============     ===============     ===============
 AFFO per share - Basic                         (3)             $0.33               $0.33               $0.28
                                                       ===============     ===============     ===============
 AFFO per share - Diluted                       (3)             $0.33               $0.33               $0.28
                                                       ===============     ===============     ===============
 FAD per share - Basic                          (3)             $0.31               $0.31               $0.25
                                                       ===============     ===============     ===============
 FAD per share - Diluted                        (3)             $0.30               $0.30               $0.25
                                                       ===============     ===============     ===============

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
(2)  Reflects OP Unitholders interest in OP net income.
(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.
(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate. Accordingly, all gains and losses from this investment are included in FFO.

                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                 March 31, 2007

                  Capital Expenditures
        -----------------------------------------
                                                           ----------------    ----------------
                                                             Year-to-Date          Current              Previous
                                                                                   Quarter                Year
                                                                                                   -------------------
                                                                                   3 months               Year
                                                                                    ended                 ended
                                                            March 31, 2007      March 31, 2007      December 31, 2006
                                                           ----------------    ----------------    -------------------
        Leasing Commissions:                                           $72                 $72                   $894
                                                           ----------------    ----------------    -------------------
        Tenant Improvements:                                           719                 719                  1,817
                                                           ----------------    ----------------    -------------------
        Capital Expenditures:
        Retail                                                         909                 909                  2,382
        Residential                                                     72                  72                    808
                                                           ----------------    ----------------    -------------------
                                                                       981                 981                  3,190
                                                           ----------------    ----------------    -------------------
        Redevelopments                                               9,310               9,310                 24,774
                                                           ----------------    ----------------    -------------------
        Total                                                      $11,082             $11,082                $30,675
                                                           ================    ================    ===================

   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2007

      Consolidated Balance Sheets
      ---------------------------
             (in thousands)
                                           March 31,         December 31,
                                             2007                2006
                                        ---------------     ---------------
ASSETS

Real estate
  Land                                        $174,038            $152,930
  Buildings and improvements                   541,374             497,638
  Construction in progress                      23,160              26,670
                                        ---------------     ---------------
                                               738,572             677,238
Less: accumulated depreciation                (147,370)           (142,071)
                                        ---------------     ---------------
  Net real estate                              591,202             535,167

Cash and cash equivalents                      111,643             139,571
Cash in escrow                                   6,987               7,639
Restricted Cash                                  2,185                 549
Investments in and advances to
 unconsolidated affiliates                      13,625              31,049
Investment in management contracts               1,726               1,839
Rents receivable, net of $2,523 and
 $2,343 allowance, respectively                  5,710               7,658
Straight-line rents receivable, net of
 $910 allowance                                  5,204               5,291
Notes Receivable                                32,766              38,322
Prepaid expenses                                 2,026               1,865
Deferred charges, net                           36,326              33,255
Other assets                                    18,436              37,834
Acquired lease intangibles                      14,095              11,653
                                        ---------------     ---------------
                                              $841,931            $851,692
                                        ===============     ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                        $452,266            $447,402
Acquired lease intangibles                       4,494               4,919
Accounts payable and accrued expenses            8,984              10,548
Dividends and distributions payable              6,661               6,661
Share of losses in excess of investment
 in unconsolidated affiliates                   21,622              21,728
Other liabilities                               11,677               5,578
                                        ---------------     ---------------
  Total liabilities                            505,704             496,836
                                        ---------------     ---------------

Minority interest in Operating
 Partnership                                     4,911               8,673
Minority interests in partially owned
 affiliates                                     86,476             105,064
                                        ---------------     ---------------
  Total minority interests                      91,387             113,737
                                        ---------------     ---------------

Shareholders' equity:
Common shares                                       32                  31
Additional paid-in capital                     231,073             227,555
Accumulated other comprehensive loss              (232)               (234)
Retained earnings                               13,967              13,767
                                        ---------------     ---------------
  Total shareholders' equity                   244,840             241,119
                                        ---------------     ---------------
                                              $841,931            $851,692
                                        ===============     ===============

   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2007
  Pro-rata Consolidated Balance Sheet
----------------------------------------
             (in thousands)

                                         Consolidated          Minority            Company's           Pro-Rata
                                            Balance           Interest in         Interest in        Consolidated
                                             Sheet           Consolidated       Unconsolidated          Balance
                                        As Reported (1)      Subsidiaries        Subsidiaries          Sheet (2)
                                        ---------------     ---------------     ---------------     ---------------
ASSETS

Real estate
  Land                                        $174,038            $(56,790)             $7,192            $124,440
  Buildings and improvements                   541,374            (106,738)             50,470             485,106
  Construction in progress                      23,160             (18,517)                769               5,412
                                        ---------------     ---------------     ---------------     ---------------
                                               738,572            (182,045)             58,431             614,958
Less: accumulated depreciation                (147,370)             20,312              (6,322)           (133,380)
                                        ---------------     ---------------     ---------------     ---------------
  Net real estate                              591,202            (161,733)             52,109             481,578

Cash and cash equivalents                      111,643              (6,535)              1,115             106,223
Cash in escrow                                   6,987              (1,090)                872               6,769
Restricted Cash                                  2,185                 (23)                305               2,467
Investments in and advances to
 unconsolidated affiliates                      13,625              (7,795)             (2,346)              3,484
Investment in management contracts               1,726                   -                   -               1,726
Rents receivable, net                            5,710              (1,194)               (268)              4,248
Straight-line rents receivable, net              5,204               1,235               1,196               7,635
Notes Receivable                                32,766              (1,233)                  -              31,533
Prepaid expenses                                 2,026                (781)                203               1,448
Deferred charges, net                           36,326             (16,206)              1,409              21,529
Other assets                                    18,436                (153)                160              18,443
Acquired lease intangibles                      14,095              (4,080)                 41              10,056
                                        ---------------     ---------------     ---------------     ---------------
Total Assets                                  $841,931           $(199,588)            $54,796            $697,139
                                        ===============     ===============     ===============     ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                        $450,373             (94,855)             71,071            $426,589
Valuation of debt at acquisition, net of
 amortization                                    1,893                (656)              1,520               2,757
Acquired lease intangibles                       4,494                   -                   -               4,494
Accounts payable and accrued expenses            8,984             (12,813)              1,242              (2,587)
Dividends and distributions payable              6,661                   -                   -               6,661
Share of losses in excess of inv. in
 unconsolidated affiliates                      21,622                   -             (21,622)                  -
Other liabilities                               11,677              (5,445)              2,585               8,817
                                        ---------------     ---------------     ---------------     ---------------
  Total liabilities                            505,704            (113,769)             54,796             446,731
                                        ---------------     ---------------     ---------------     ---------------
Minority interest in Operating
 Partnership                                     4,911                   -                   -               4,911
Minority interests in partially owned
 affiliates                                     86,476             (85,819)                  -                 657
                                        ---------------     ---------------     ---------------     ---------------
  Total minority interests                      91,387             (85,819)                  -               5,568
                                        ---------------     ---------------     ---------------     ---------------
Shareholders' equity:
Common shares                                       32                   -                   -                  32
Additional paid-in capital                     231,073                   -                   -             231,073
Accumulated other comprehensive income            (232)                  -                   -                (232)
Deficit                                         13,967                   -                   -              13,967
                                        ---------------     ---------------     ---------------     ---------------
  Total shareholders' equity                   244,840                   -                   -             244,840
                                        ---------------     ---------------     ---------------     ---------------
Total Liabilities and Shareholders'
 Equity                                       $841,931           $(199,588)            $54,796            $697,139
                                        ===============     ===============     ===============     ===============

Notes
--------------------------------------------------------

(1) The interim consolidated balance sheet is unaudited, although it reflect all adjustments, which in the opinion of management, are necessary for the fair presentation of the consolidated balance sheet for the interim period.
(2) The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. To provide investors with supplemental information, the Company's investments in these joint ventures are reflected above on a pro-rata basis by calculating it's ownership percentage for each of the above asset and liability line items. Similiarly, the above presentation also includes the Company's share of assets and liaiblities for unconsolidated investments which are accounted for under the equity method of accounting pursuant to GAAP.

   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2007

       Selected Operating Ratios
----------------------------------------

                                                     3 months ended March 31,
                                                  2007                     2006
                                             ---------------          ---------------
            Coverage Ratios               (1)
----------------------------------------

        Interest Coverage Ratio
EBIDTA                                              $19,302                  $15,323
Divided by Interest expense                           6,523                    5,290
                                             ---------------          ---------------
                                                       2.96  x                  2.90 x

      Fixed Charge Coverage Ratio
EBIDTA                                              $19,302                  $15,323
Divided by ( Interest expense                         6,523                    5,290
                 + Preferred Dividends)   (2)             8                       62
                                             ---------------          ---------------
                                                       2.96  x                  2.86 x

      Debt Service Coverage Ratio
EBIDTA                                              $19,302                  $15,323
Divided by ( Interest expense                         6,523                    5,290
                 + Principal
                  Amortization)                         832                      989
                                             ---------------          ---------------
                                                       2.62  x                  2.44 x

             Payout Ratios
----------------------------------------

            FFO Payout Ratio

Dividends (Shares) & Distributions (O.P.
 Units) paid                                         $6,661                   $6,098
FFO                                                  12,143                    9,583
                                             ---------------          ---------------
                                                         55%                      64%

           AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P.
 Units) paid                                         $6,661                   $6,098
AFFO                                                 11,154                    9,462
                                             ---------------          ---------------
                                                         60%                      64%
            FAD Payout Ratio
Dividends (Shares) & Distributions (O.P.
 Units) paid                                         $6,661                   $6,098
FAD                                                  10,322                    8,473
                                             ---------------          ---------------
                                                         65%                      72%

            Overhead Ratios
----------------------------------------

        G&A/Real Estate Revenues
General and Administrative expense                   $2,907                   $2,693
Real Estate Revenues (Includes pro-rata
 JV)                                                 22,911                   24,330
                                             ---------------          ---------------
                                                         13%                      11%

General and Administrative expense                   $2,907                   $2,693
Real Estate Revenues (Includes 100% JV)              29,260                   30,865
                                             ---------------          ---------------
                                                         10%                       9%

            Leverage Ratios
----------------------------------------

Debt/Total Market Capitalization
Debt                                      (3)      $426,589                 $332,624
Total Market Capitalization                       1,281,369                1,100,091
                                             ---------------          ---------------
                                                         33%                      30%


Debt + Preferred Equity (Preferred O.P.
 Units)                                            $426,977                 $336,812
Total Market Capitalization                       1,281,369                1,100,091
                                             ---------------          ---------------
                                                         33%                      31%

Notes:

(1) Quarterly results for 2007 and 2006 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
(2)  Represents preferred distributions on Preferred Operating partnership
     Units.
(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

    QUARTERLY SUPPLEMENTAL
           DISCLOSURE
         March 31, 2007

Portfolio Debt - Consolidated Summary
Reconciliation from GAAP Debt to Pro-Rata Share of Debt
     (amounts in thousands)
                                   Acadia                           Add:            Less:          Acadia
                                                               --------------- ---------------
                                Consolidated                      Pro-rata        Minority        Pro-rata
                                    Debt                          Share of     Interest Share     Share of
                                                                                      of
                                   Balance        % of Total   Unconsolidated   Consolidated     Outstanding      % of Total
                               As Reported (2)    Portfolio       Debt (3)        Debt (4)        Debt (5)        Portfolio
                               --------------- --------------- --------------- --------------- --------------- ---------------
  Mortgage Notes Payable
  Fixed-Rate Debt (1)                $371,022              82%         68,293         (39,275)       $400,040              94%
  Variable-Rate Debt (1)               79,351              18%          2,778         (55,580)         26,549               6%
                               --------------- --------------- --------------- --------------- --------------- ---------------
  Total                              $450,373             100%        $71,071         (94,855)       $426,589             100%
                               --------------- --------------- --------------- --------------- --------------- ---------------
  Weighted Average Interest
   Rate
  Fixed-Rate Debt                        5.25%                                                           5.24%
  Variable-Rate Debt                     6.79%                                                           6.62%
                               ---------------                                                 ---------------
  Total                                  5.52%                                                           5.33%
                               ---------------                                                 ---------------

  Notes
  ----------------------------

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(2) Represents the Mortgage Notes Payable balance as reported in the Company's Form 10-Q. Does not include $1,893 of FAS141 purchase price allocation amounts.
(3) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.
(4) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.
(5) Represents the Company's theoretical pro- rata share of debt after adjustments discussed in Notes 3 and 4.

                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2007

                     Debt Analysis - Consolidated Debt
                          (amounts in thousands)
                                                                     Principal  Acadia's                      Variable
                                                            % of Pro-
                         Ownership                           rata    Balance at Pro-rata           Interest  Rate as of Maturity
                                                            Share of March 31,                               March 31,
Property       Notes Entity   Percent         Lender         Porfolio   2007     Share                Rate      2007      Date
----------------------------------------------------------------------------------------------------------------------------------
Fixed-Rate Debt
---------------
N/A             1    Acadia    100.0%  3.75% Convertible
                                        Notes                         $115,000  $115,000             3.75%             12/20/2011
Merrillville         Acadia    100.0%  SunAmerica Life
 Plaza                                  Insurance Co.                   12,591    12,591             6.46%               7/1/2007
GHT Apartments       Acadia    100.0%  Bank of America, N.A.            10,422    10,422             7.55%               1/1/2011
Colony               Acadia    100.0%  Bank of America, N.A.
 Apartments                                                              5,210     5,210             7.55%               1/1/2011
239 Greenwich        Acadia    75.0%   RBS Greenwich Capital
 Avenue                                                                 26,000    19,500             5.42%              2/11/2017
New Loudon           Acadia    100.0%  RBS Greenwich Capital
 Center                                                                 14,892    14,892             5.64%               9/6/2014
Crescent Plaza       Acadia    100.0%  RBS Greenwich Capital            17,600    17,600             4.98%               9/6/2015
Pacesetter Park      Acadia    100.0%  RBS Greenwich Capital
 Shopping
 Center                                                                 12,500    12,500             5.12%              11/6/2015
Elmwood Park         Acadia    100.0%  Bear Stearns
 Shopping                               Commercial Mortgage,
 Center                                 Inc.                            34,600    34,600             5.53%               1/1/2016
Gateway              Acadia    100.0%  Bear Stearns
 Shopping                               Commercial Mortgage,
 Center                                 Inc.                            20,500    20,500             5.44%               3/1/2016
Clark-Diversey       Acadia    100.0%  Lasalle Bank National
                                        Association                      3,767     3,767             8.50%              4/11/2028
Boonton              Acadia    60.0%   GMAC Commercial
                                        Mortgage Corporation             8,533     5,120             6.40%              11/1/2032
Chestnut Hill        Acadia    100.0%  Column Financial,
                                        Inc.                             9,955     9,955             5.45%              6/11/2013
Walnut Hill          Acadia    100.0%  Merrill Lynch
 Plaza                                  Mortgage Lending,
                                        Inc.                            23,500    23,500             6.06%              8/29/2016
4650 Broadway   2    Fund II   19.2%   Bank of China
 Avenue                                                                 19,000     3,648             5.26%               9/1/2007
Kroger          3    Fund I    28.3%   Cortlandt Deposit
 Portfolio                              Corporation                      4,950     1,403             6.62%               2/1/2009
Safeway         3    Fund I    28.3%   Cortlandt Deposit
 Portfolio                              Corporation                      4,893     1,386             6.51%              1/15/2009
Amherst              Fund I    37.8%   The Ohio National
 Marketplace                            Life Insurance
                                        Company                          4,489     1,696             8.20%               6/1/2022
Sheffield            Fund I    37.8%   Canada Life Insurance
 Crossing                               Company                          6,691     2,528             8.00%               1/1/2023

Interest rate   4    Acadia            Bank of America, N.A.                                                           Various
 swaps                                                                  15,929    15,929             6.25%
                                                                     --------------------          ----------

Sub-Total
 Fixed-Rate
 Debt                                                             93%  371,022   331,747             5.15%
                                                                     --------------------          ----------

Variable-Rate Debt                                                                          Current LIBOR      5.32%
--------------------
Bloomfield Town 5    Acadia    100.0%  Bank of America, N.A.                             Libor +
 Square                                                                                               125      6.57%    12/1/2010
Hobson West     5    Acadia    100.0%  Bank of America, N.A.                             Libor +
 Plaza                                                                                                125      6.57%    12/1/2010
Marketplace of  5    Acadia    100.0%  Bank of America, N.A.                             Libor +
 Absecon                                                                                              125      6.57%    12/1/2010
Village         5    Acadia    100.0%  Bank of America, N.A.                             Libor +
 Apartments                                                                  -         -              125      6.57%    12/1/2010
Abington Towne  5    Acadia    100.0%  Bank of America, N.A.                             Libor +
 Center                                                                                               125      6.57%    12/1/2010
Methuen         5    Acadia    100.0%  Bank of America, N.A.                             Libor +
 Shopping
 Center                                                                                               125      6.57%    12/1/2010
Town Line Plaza 5    Acadia    100.0%  Bank of America, N.A.                             Libor +      140      6.72%    12/1/2010
Ledgewood Mall  6    Acadia    100.0%  Washington Mutual                                 Libor +
                                        Bank, F.A.                           -         -              125      6.57%    3/29/2010
Branch Plaza         Acadia    100.0%  Bank of America, N.A.            15,938    15,938 Libor +      130      6.62%    12/1/2011
Village Commons 7    Acadia    100.0%  Bank of America, N.A.                             Libor +
 Shopping
 Center                                                                  9,886     9,886              140      6.72%    6/29/2012
244-268 161st   2    Fund II   19.2%   RBS Greenwich Capital                             Libor +
 Street                                                                 30,000     5,760              140      6.72%     4/1/2008
216th Street    2    Fund II   19.2%   Bank of America, N.A.            10,738     2,062 Libor +      125      6.57%   12/31/2008
Liberty Avenue  2    Fund II   19.2%   PNC Bank, National                                Libor +
                                        Association                      7,812     1,500              165      6.97%    5/18/2009
Granville            Fund I    37.8%   Bank One, N.A.                                    Libor +
 Center                                                                  2,906     1,098              200      7.32%    10/5/2007
400 East        2    Fund II   19.2%   Bank of China                                     Libor +
 Fordham Road                                                           18,000     3,456              175      7.07%    11/1/2007
Acadia          8    Fund II   20.0%   Bank of America, N.A.                             Libor +
 Strategic                              / Bank of New York
 Opportunity
 Fund II, LLC                                                                -         -              75       6.07%     3/1/2008

Interest rate   4    Acadia            Bank of America, N.A.
 swaps                                                                 (15,929)  (15,929)
                                                                     --------------------

Sub-Total                                                                                Libor +
 Variable-Rate
 Debt                                                              7%   79,351    23,771              126      6.58%
                                                                     --------------------                    ----------

Total
 Consolidated
 Debt                                                            100% $450,373  $355,518                       5.26%
                                                            =============================                    ==========

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  March 31, 2007
                    Debt Analysis - Unconsolidated Joint Ventures

                                                                      Principal  Acadia's                      Variable
                         Ownership                          % of Pro-
                                                               rata   Balance at Pro-rata            Interest Rate as of Maturity
Fixed-Rate Debt       Entity   Percent  Lender              Share of  March 31,   Share                Rate   March 31,    Date
                                                             Porfolio    2007                                    2007
---------------     ----------------------------------------------------------------------          ------------------------------
Acadia                                  UBS Warburg Real
 Brandywine         Brandywine           Estate Investments,
 Subsidiary          JV         22.2%    Inc.                           $61,375   $13,639             5.99%              7/1/2016
Acadia                                  Bear Stearns
 Brandywine         Brandywine           Commercial
 Town Center         JV         22.2%    Mortgage, Inc.                  31,550     7,011             5.99%              7/1/2016
Acadia Market
 Square                                 Bear Stearns
 Shopping           Brandywine           Commercial
 Center              JV         22.2%    Mortgage, Inc.                  24,375     5,417             5.99%              7/1/2016
Acadia                                  Bear Stearns
 Brandywine         Brandywine           Commercial
 Condominium         JV         22.2%    Mortgage, Inc.                  22,650     5,033             5.99%              7/1/2016
Acadia                                  Bear Stearns
 Brandywine         Brandywine           Commercial
 Holdings            JV         22.2%    Mortgage, Inc.                  26,250     5,833             5.99%              7/1/2016
Crossroads
 Shopping           Crossroads
 Center              JV         49.0%   JPMorgan Chase Bank              64,000    31,360             5.37%             12/1/2014
                                                                      --------------------
Sub-Total
 Fixed-Rate
 Debt                                                          96%      230,200    68,293             5.71%
                                                                      --------------------          ----------

 Variable-Rate Debt                                                                          Current LIBOR      5.32%
--------------------
Haygood                                                                   9,238     1,745 Libor +      150      6.82%   8/23/2010
 Shopping                               JP Morgan Chase
 Center         9      Fund I   18.9%    Bank, N.A.
Sterling
 Heights
 Shopping                               JP Morgan Chase
 Center         9      Fund I   18.9%    Bank, N.A.                       5,471     1,033 Libor +      185      7.17%   8/23/2010
                                                                      --------------------
Sub-Total
 Variable-Rate
 Debt                                                           4%       14,709     2,778  Libor +     163      6.95%
                                                            ------------------------------                    ----------
Total
 Unconsolidated
 Debt                                                          100%    $244,909   $71,071                       5.76%

Notes:
-----------------------------------
(1)  Represents $100,000 of 3.75% convertible notes issued in December 2006 and an additional $15,000 issued in January, 2007.
(2)  Fund II is a 96% joint venture partner on this investment. As such, Fund
     II's pro-rata share of the above debt is 96% x 20%, or 19.2%.
(3)  AmCap, Fund I's joint venture partner on this investment, is allocated 25%
     of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.
(4)  The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:

                                           Notional                                                  Forward Start
                                           principal      All-in Rate      Spread        Swap rate         Date      Maturity Date
                                        --------------- ------------------------------------------------------------ -------------
                                            4,607            6.12%          1.41%          4.71%          n/a          1/1/2010
                                            11,322           6.30%          1.41%          4.90%          n/a         10/1/2011
                                        --------------- ---------------------------------------------
                                           $15,929           6.25%          1.41%          4.84%
                                        =============== =============================================

The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

                                            $8,434           6.55%          1.41%          5.14%        6/1/2007       3/1/2012
                                        --------------- ---------------------------------------------
                                            $8,434           6.55%          1.41%          5.14%
                                        =============== =============================================

(5) This is a revolving facility for up to $75,000 with an additional $13,000 available based on certain income hurdles.
(6)  This is a revolving facility for up to $30,000.
(7) There is an additional $300 available under this facility through 12/08, with an additional $1,800 available thereafter based on certain income hurdles.
(8)  This is a revolving facility for up to $70,000.
(9) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.

 QUARTERLY SUPPLEMENTAL DISCLOSURE
   March 31, 2007

      Future Debt Maturities
-----------------------------------
          (in thousands)                                        Weighted Average Interest Rate of Maturing Debt
                                                                 ---------------------------------------------
 Consolidated Debt
                       Scheduled
                                                                                               Variable-Rate
        Year         Amortization    Maturities        Total       Total Debt   Fixed-Rate Debt      Debt
--------------------------------------------------------------------------------------------------------------
       2007                  1,279         52,348         53,627           6.28%          5.73%          7.10%
       2008                  6,505         40,739         47,244           6.68%           n/a           6.68%
       2009                  6,783          7,813         14,596           6.97%           n/a           6.97%
       2010                  2,448         14,742         17,190           7.55%          7.55%           n/a
       2011                  2,594        129,764        132,358           4.08%          3.75%          6.62%
     Thereafter             31,462        153,896        185,358           5.58%          5.51%          6.72%
                    ---------------------------------------------
                           $51,071       $399,302       $450,373
                    =============================================

      Unconsolidated Debt (1)

       2007                    409              -            409            n/a            n/a            n/a
       2008                    433              -            433            n/a            n/a            n/a
       2009                    470              -            470            n/a            n/a            n/a
       2010                    487          2,751          3,238           6.95%           n/a           6.95%
       2011                    508              -            508            n/a            n/a            n/a
     Thereafter              1,695         64,318         66,013           5.73%          5.73%           n/a
                    ---------------------------------------------
                            $4,002        $67,069        $71,071
                    =============================================

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
    1st Quarter 2007           $12
    2nd Quarter 2007
    3rd Quarter 2007
    4th Quarter 2007
                    ---------------

        Year-to-Date           $12
                    ===============

(1) The above amounts represent the Company's pro-rata share of unconsolidated joint venture mortgage debt.

   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2007

        Unencumbered Properties
----------------------------------------

                 Center                       Location               GLA
--------------------------------------------------------------------------------
Blackman Plaza                          Wilkes-Barre, PA                125,264
Mad River Station                       Dayton, OH                      155,838
Mark Plaza                              Edwardsville, PA                216,401
Plaza 422                               Lebanon, PA                     154,878
Route 6 Plaza                           Honesdale, PA                   175,505
                                                            --------------------
Total GLA of Unencumbered Properties                                    827,886
                                                            ====================
Total net operating income for the year ended December 31,
 2006 associated with unencumbered properties                            $4,172
                                                            ====================

QUARTERLY SUPPLEMENTAL DISCLOSURE
     March 31, 2007

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
------------------------------------------------------------------------------------------------------------------------
Item                     NotesDescription
------------------------------------------------------------------------------------------------------------------------
Date formed                   September 2001

Capital commitment            $90 million

Funding                       All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below.
                              Acadia and its investors still own approximately 2 million square feet of properties in
                              Fund I.
Partnership structure

     Equity Contribution:     22.22% - Acadia
                              77.78% - Four institutional investors (current significant shareholders in Acadia as well)


  Cash flow distribution:     22.22% - Acadia
                              77.78% - Four institutional investors

                 Promote:     20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                              Remaining 80% is distributed to all the partners (including Acadia).

                              In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC
                              Properties. Acadia has retained its existing 22.2% interest. Due to this transaction,
                              Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia                Priority distribution fee equal to 1.5% of implied capital ($46.3 million which excludes
                              Acadia's equity)

                              Priority distribution fee equal to 4% of gross property revenues

                              Market rate leasing fees

                              Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

QUARTERLY SUPPLEMENTAL DISCLOSURE
     March 31, 2007

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
------------------------------------------------------------------------------------------------------------------------
Item                     NotesDescription
------------------------------------------------------------------------------------------------------------------------
Date formed                   June 15, 2004

Capital commitment            $300 million

Funding                       $125.3 million    funded through March 31, 2007

Partnership structure

     Equity Contribution:     20% - Acadia
                              80% - Six institutional investors (Three are current shareholders in Acadia as well)

  Cash flow distribution:     20% - Acadia
                              80% - Six institutional investors

                 Promote:     20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                              Remaining 80% is distributed to all the partners (including Acadia).

Fees to Acadia                Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million, thereafter on $240 million which excludes Acadia's $60 million)

                              Property management fee equal to 4% of gross property revenues

                              Market rate leasing fees

                              Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

QUARTERLY SUPPLEMENTAL DISCLOSURE
     March 31, 2007

Retailer Controlled Property ("RCP") Venture - Overview
------------------------------------------------------------------------------------------------------------------------
*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item                     NotesDescription
------------------------------------------------------------------------------------------------------------------------
Date formed                   January 2004

Targeted investments          The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investments           Mervyns Department Stores - All capital has been returned
                              Albertson's - All capital has been returned
                              ShopKo, Marsh Supermarkets and three Albertsons add-on investments, Newkirk and Camellia and Colorado Springs
Partnership structure

     Equity Contribution:     Up to $300 million of total equity

                              Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                              80% - Klaff Realty LP and Lubert-Adler

  Cash flow distribution:     20% - AKR Funds
                              80% - Four institutional investors

                 Promote:     20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                              Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                Property management fees

                              Market rate leasing fees and construction/project management

                              Disposition fees

QUARTERLY SUPPLEMENTAL DISCLOSURE
       March 31, 2007

AKR Fund I Properties - Detail
------------------------------
               --------------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                        Annualized
                                                                                                                 Base Rent
                          Gross
                         Leasable                                          Annualized                         per Occupied
               Ownership   Area                     Occupancy                Base Rent                          Square Foot
                        -----------------------------------------------------------------------------------------------------------
                   %     Anchors   Shops    Total    Anchors  Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               --------------------------------------------------------------------------------------------------------------------
   Midwest
---------------
Ohio
---------------
Amherst
 Marketplace     100%      76,737   3,208    79,945   100.00%100.00%100.00%   $851,195    $38,472    $889,667 $11.09 $11.99 $11.13
Granville
 Centre          100%      90,047  44,950   134,997    38.81% 50.74% 42.78%    450,336    236,150     686,486  12.89  10.35  11.89
Sheffield
 Crossing        100%      69,659  42,875   112,534   100.00% 85.17% 94.35%    761,279    392,363   1,153,642  10.93  10.74  10.87
                        -----------------------------------------------------------------------------------------------------------
Total - Midwest
     Region               236,443  91,033   327,476    76.70% 68.69% 74.47%  2,062,810    666,985   2,729,795  11.38  10.66  11.19
                        -----------------------------------------------------------------------------------------------------------
 Mid-Atlantic
---------------
    Various
---------------
Kroger/Safeway
 Portfolio (25
 Properties)      75%   1,018,100       - 1,018,100   100.00%     - 100.00%  7,362,811          -   7,362,811   7.23      -   7.23
                        -----------------------------------------------------------------------------------------------------------
Haygood
 Shopping
 Center
 (Virginia)       50%      95,303  83,194   178,497   100.00% 84.20% 92.64%    636,207  1,096,557   1,732,764   6.68  15.65  10.48
                        -----------------------------------------------------------------------------------------------------------
   New York
---------------
Tarrytown
 Shopping
 Center (New
 York)           100%      15,497  19,794    35,291   100.00% 73.44% 85.10%    475,000    434,457     909,457  30.65  29.89  30.28
                        -----------------------------------------------------------------------------------------------------------
Subtotal - Fund
  I Operating
   Properties           1,365,343 194,021 1,559,364    95.96% 75.83% 93.46% 10,536,828  2,197,999  12,734,827   8.04  14.94   8.74
                        -----------------------------------------------------------------------------------------------------------
 Fund I Redevelopment
       Properties
------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)       50%      90,400  64,435   154,835   100.00% 13.63% 64.06%    526,600     81,140     607,740   5.83   9.24   6.13
Hitchcock and
 Pinelog Plaza
 (South
 Carolina)        20%     169,691  86,402   256,093   100.00% 47.72% 82.36%  1,130,587    501,322   1,631,909   6.66  12.16   7.74
                        -----------------------------------------------------------------------------------------------------------
Subtotal - Fund I
 Redevelopment
   Properties             260,091 150,837   410,928   100.00% 33.16% 75.46%  1,657,187    582,462   2,239,649   6.37  11.65   7.22
                        -----------------------------------------------------------------------------------------------------------

                        -----------------------------------------------------------------------------------------------------------
 Fund I Grand
      Total             1,625,434 344,858 1,970,292    96.61% 57.16% 89.71%$12,194,015 $2,780,461 $14,974,476  $7.77 $14.10  $8.47
                        -----------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10%
 of a center's GLA are considered anchor tenants for the purposes of the above table.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2007

                           FUND I
Top 5 Tenants - Ranked by Annualized Base Rent
--------------------------------------------------
                                                                                   Percentage of Total
                                                                                  Represented by Tenant
                                                                           -----------------------------------
                                       Number of
                                       Stores in    Total   Annualized Base     Total       Annualized Base
                                                                             Portfolio
Ranking            Tenant             JV Portfolio   GLA       Rent (1)         GLA(2)          Rent (2)
--------------------------------------------------------------------------------------------------------------
     1 Kroger (3)                              12   413,100     $2,769,256           30.7%               26.0%
     2 Safeway (4)                             13   350,475      2,752,853           26.1%               25.8%
     3 Giant Eagle                              2   135,896      1,506,773           10.1%               14.1%
     4 Walgreens                                1    15,497        475,000            1.2%                4.5%
     5 Lifestyle Family Fitness Center          1    34,951        450,336            2.6%                4.2%
                                      ------------------------------------------------------------------------
                    Total                      29   949,919     $7,954,217           70.7%               74.6%
                                      ========================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

(3) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

(4) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

QUARTERLY SUPPLEMENTAL DISCLOSURE
       March 31, 2007

Fund I - Valuation **** As Of December 31, 2006 ****

                                                             Portfolio:
                                                                                       Redevelopment
 Line                                      Total                Ohio   Kroger/Safeway  Properties(1)
------                                             --------------------------------------------------
  1   Net Operating Income                  $1,375                $529           $692           $154
       ("NOI") for the quarter
       ended December 31, 2006

      Adjustments:

  2   To reflect full quarter                   63                   -              -             63
       of consolidation of
       Tarrytown investment

  3   Adjust Kroger/Safeway     Note 1        (128)                  -           (128)             -

  4   NOI related to            Note 2         544                                               544
       investements in
       unconsolidated
       partnerships

  5   Adjustment for minority                 (413)                  -           (141)          (272)
       interests
                                         ----------          ----------------------------------------
  6   Adjusted quarterly NOI                 1,441                 529            423            489

  7   Annualized NOI          Line 6 x 4     5,763               2,116          1,691          1,956

  8   Debt as of December 31,   Note 3
       2006                                 28,823              14,086          7,382          7,355

  9   Adjust for                Note 1      (1,706)                  -         (7,382)         5,676
       Kroger/Safeway and
       intercompany debt
                                         ----------          ----------------------------------------

 10   Adjusted debt                         27,117              14,086              -         13,031

                                              6.00%     6.50%     7.00%          7.50%          8.00%
                                         ------------------------------------------------------------

 11   Gross asset value       Line 7 x     $96,043   $88,655   $82,322        $76,834        $72,032
                               cap rate

 12   Adjusted debt                        (27,117)  (27,117)  (27,117)       (27,117)       (27,117)

 13   Additional value of                    7,000     7,000     7,000          7,000          7,000
       investment in Hitchcock

 14   Remaining Equity and
       Accumulated Preferred
       Distribution in Fund I
       (5)                                       -         -         -              -              -
                                         ------------------------------------------------------------
 15                                         75,926    68,538    62,205         56,717         51,915

 16   Additional Mervyn's                    7,600     7,600     7,600          7,600          7,600
       return (Original
       capital already
       returned)
                                         ------------------------------------------------------------
 17   Total Value Subject to                83,526    76,138    69,805         64,317         59,515
       Promote
                                         ------------------------------------------------------------
 18   General Partner (Acadia)  x 20%       16,705    15,228    13,961         12,863         11,903
       Promote on Fund I
       assets
                                         ------------------------------------------------------------
 19   Remaining value to be                 66,820    60,910    55,844         51,454         47,612
       allocated pro-rata to
       Fund I investors
       (including Acadia)
                                         ------------------------------------------------------------
 20   Acadia's share           x 22.22%     14,847    13,534    12,409         11,433         10,579
                                         ------------------------------------------------------------
 21   Value of Acadia's       Line 18 +     31,553    28,762    26,370         24,296         22,482
       interest in remaining      20
       Fund I assets

 22   Additional promote        Note 4       7,500     7,500     7,500          7,500          7,500
       earned from Brandywine
       recapitalization
                                         ------------------------------------------------------------
 23   Total value to Acadia                $39,053   $36,262   $33,870        $31,796        $29,982
                                         ============================================================
 24   Original Acadia invested             $10,774   $10,774   $10,774        $10,774        $10,774
       capital in Fund I
                                         ============================================================
      Recap of Acadia Promote
      -----------------------------------------------------------------------------------------------
      20% General Partner                  $16,705   $15,228   $13,961        $12,863        $11,903
       (Acadia) Promote on
       Fund I assets
      20% General Partner                    7,500     7,500     7,500          7,500          7,500
       (Acadia) Promote on
       Brandywine
                                         ------------------------------------------------------------
      Total promote                        $24,205   $22,728   $21,461        $20,363        $19,403
                                         ============================================================
      Per share                              $0.73     $0.68     $0.64          $0.61          $0.58
                                         ============================================================

Notes:
----------
        1 Adjusted for value based on projected net renewal         3    See "Debt Analysis - Unconsolidated Debt (Joint
           NOI upon completion of original term in 2009                   Ventures)" in the December 31, 2006 Supplement. Amounts
                                                                          adjusted for minority interests' pro-rata share of debt

        2 Included in "Equity in earnings of Fund I                 4    This promote is to be paid from future Fund I cash flows
           unconsolidated properties" in the JV Statement of
           Operations in the December 31, 2006 Supplement.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2007

AKR Fund II Properties - Detail (2)
-----------------------------------
               --------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                  Annualized
                                                                                                           Base Rent
                        Gross Leasable                                                                  per Occupied
               Ownership      Area              Occupancy               Annualized Base Rent              Square Foot
                        -----------------------------------------------------------------------------------------------------
                   %    Anchors  Shops   Total   Anchors  Shops  Total   Anchors     Shops      Total   Anchors Shops  Total
               --------------------------------------------------------------------------------------------------------------
    Midwest
---------------
Illinois
---------------
Oakbrook         100%   112,000       - 112,000   100.00%     - 100.00%  $825,000         $-   $825,000  $7.37     $-  $7.37
                        -----------------------------------------------------------------------------------------------------
Subtotal - Fund
 II Operating
   Properties           112,000       - 112,000   100.00%     - 100.00%   825,000          -    825,000   7.37      -   7.37
                        -----------------------------------------------------------------------------------------------------
   Fund II
 Redevelopment
   Properties
---------------
400 East
 Fordham Road     96%   100,703  16,652 117,355     0.00%100.00% 14.19%         -    381,736    381,736      -  22.92  22.92
Pelham Manor
 Shopping
 Center (1)       96%         - 398,775 398,775        -  27.08% 27.08%         -    756,000    756,000      -   7.00   7.00
Sherman Avenue    96%   134,773       - 134,773   100.00%     - 100.00% 1,970,291          -  1,970,291  14.62      -  14.62
161st Street      96%   137,334  86,277 223,611   100.00%100.00%100.00% 3,337,222  1,842,274  5,179,496  24.30  21.35  23.16
                        -----------------------------------------------------------------------------------------------------
Subtotal - Fund
      II
 Redevelopment
   Properties           372,810 501,704 874,514    72.99% 42.04% 55.23% 5,307,513  2,980,010  8,287,523  19.51  14.13  17.16
                        -----------------------------------------------------------------------------------------------------
                        -----------------------------------------------------------------------------------------------------
 Fund II Grand
      Total             484,810 501,704 986,514    79.23% 42.04% 60.32%$6,132,513 $2,980,010 $9,112,523 $15.97 $14.13 $15.31
                        -----------------------------------------------------------------------------------------------------

     General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.
(2) Fund II has also invested in the Liberty and 216th Street projects, both of which are under "ground-up" construction.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      March 31, 2007

Fund II - New York Urban/Infill
 Redevelopment Properties                                                       Total cost
-------------------------------
                                                                                (including    Estimated square
                                                                                                              Estimated cost
                                         Estimated start of    Estimated    acquisition cost,   footage upon    per square
      Property        Anchors/Tenants       construction      completion       in millions)      completion      foot     Notes
----------------------------------------------------------------------------------------------------------------------------------
 Liberty Avenue      CVS, Storage Post      Construction     1st half 2007               $15.0        125,000       120        (1)
                                              commenced
 216th Street        City of New York       Construction     2nd half 2007                25.0         60,000       417
                      Department of           commenced
                      General Services
 Pelham Manor        Home Depot             Construction     2nd half 2008                45.0        320,000       141        (1)
  Shopping Center                             commenced
 161st Street        Various New York       1st half 2007    2nd half 2008                65.0        232,000       280
                      City and State
                      Agencies
 400 East Fordham    Sears, Walgreens,      Construction     1st half 2009               120.0        285,000       421
  Road                Best Buy                commenced
 Canarsie Plaza      Home Depot             2nd half 2007    1st half 2009                70.0        323,000       217
 Sherman Avenue      To be determined       2nd half 2007    2nd half 2009                55.0        175,000       314
 Albee Square        To be determined     To be determined                               300.0        600,000       500
                                                                           ---------------------------------------------

                                                                                        $695.0      2,120,000      $328
                                                                           =============================================

(1)The Fund acquired a ground lease interest at this property.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2007

Retail Properties - Summary Listing

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Property Totals
                                                                                                ----------------------------------
                                   Year                           Grocery Anchor  Other Anchor     Annualized       Annualized
                                                                  Current Lease  Current Lease
                              Constructed(C)           Occupancy        and            and            Base             Base
Shopping Center   Location                                            Option         Option
                                Acquired(A)      GLA       %         Expiraton      Expiraton         Rent           Rent psf
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK REGION
---------------
   New York

Village CommonsSmithtown
 Shopping                                                                           Daffy's
 Center                          1998 (A)     87,169      93%                       2008/2028     2,186,651          26.99

Branch ShoppingSmithtown                                            Waldbaum's
 Plaza                                                                 (A&P)
                                 1998 (A)     125,751     100%       2013/2028     CVS 2010/--    2,467,835          19.62

Amboy Shopping Staten Island                                        Waldbaum's
 Center                          2005 (A)     60,090     98.12%       2028/--                     1,485,096          25.19
                                                                  Duane Reed 2008/2018

Bartow Avenue  The Bronx         2005 (C)     14,668     66.99%    Sleepy's 2009                   284,620           28.97

Pacesetter ParkPomona                                              Stop & Shop
 Shopping                                                             (Ahold)
 Center                          1999 (A)     96,698      91%        2020/2040                    1,050,156          11.93

2914 Third     The Bronx
 Avenue                          2006 (A)     43,500      100%                   Dr. J's 2021/-   1,400,000          32.18

West 54th      Manhattan
 Street                          2007 (A)      6,514      88%                                     2,177,304          380.65

  New Jersey

Elmwood Park   Elmwood Park
 Shopping                                                            Pathmark      Walgreen's
 Center                          1998 (A)     149,085     100%       2017/2052      2022/2062     3,438,718          23.07

Boonton        Boonton           2006 (A)     62,908      100%       A&P 2024                     1,252,985          19.92

  Connecticut

239 Greenwich  Greenwich                                                          Restoration
 Avenue                                                                             Hardware
                                 1998 (A)     16,834      100%                      2015/2025     1,286,069          76.40
                                                                                 Coach 2016/2021
NEW ENGLAND
 REGION
---------------
  Connecticut

Town Line PlazaRocky Hill                                          Stop & Shop   Wal-mart (not
                                 1998 (A)     206,356     99%        2023/2063        owned)      1,626,923          15.16
 Massachusetts

Methuen        Methuen
 Shopping                                                         DeMoulas Market   Wal-mart
 Center                          1998 (A)     130,021     97%        2015/2020      2011/2051      849,264            6.76

Crescent Plaza Brockton                                               Shaw's       Home Depot
                                 1984 (A)     218,141     95%        2012/2042      2021/2056     1,609,257           7.73
   New York

New Loudon     Latham                                             Price Chopper    Marshalls
 Center                          1982 (A)     255,826     100%       2015/2035      2014/2029     1,713,664           6.70
                                                                                 Bon Ton Department Store
                                                                                  2014/2034
                                                                                 Raymor & Flanigan Furniture
                                                                                  2019/2034
 Rhode Island

Walnut Hill    Woonsocket                                             Shaw's
 Plaza                           1998 (A)     285,418     99%        2013/2028   Sears 2008/2033  2,461,957           8.73

    Vermont

The Gateway    Burlington
 Shopping                                                             Shaw's
 Center                          1999 (A)     101,784     96%        2024/2053                    1,799,570          18.49

MIDWEST REGION
---------------
   Illinois

Hobson West                                                  Bobak's Market and Restaurant
 Plaza           Naperville    1998 (A)  98,902      98%                2007/2032             1,201,939        12.44
                                                               (specialty
                                                                 grocery)

Clark Diversey     Chicago     2006 (A)  19,265      100%                                      799,323         41.49

    Indiana

Merrillville                                                                   TJ Maxx
 Plaza          Merrillville   1998 (A)  235,678     96%                       2009/2014      2,631,670        11.62
                                                                              JC Penney
                                                                               2008/2018
                                                                              OfficeMax
                                                                               2008/2028
   Michigan

Bloomfield Town  Bloomfield                                   Costco (not
 Square             Hills      1998 (A)  232,366     87%          owned)    TJ Maxx2009/--    2,450,631        12.17
                                                                              Marshall's
                                                                               2011/2026
                                                                              Home Goods
                                                                               2010/2025
     Ohio

Mad River                                                                   Babies "R" Us
 Station           Dayton      1999 (A)  155,838     80%                       2010/2020      1,529,711        12.24
                                                                             Office Depot
                                                                                2010/--
MID-ATLANTIC
 REGION
---------------

  New Jersey

Marketplace of                                                               Eckerd Drug
 Absecon           Absecon     1998 (A)  105,135     95%     Acme 2015/2055    2020/2040      1,647,983        16.45

Ledgewood Mall                                                                 Wal-mart
                  Ledgewood    1983 (A)  518,950     88%                       2019/2049      4,246,680        9.25
                                                                                Macy's
                                                                               2010/2025
                                                                             The Sports'
                                                                               Authority
                                                                               2007/2037
                                                                             Circuit City
                                                                               2020/2040
                                                                              Marshalls
                                                                               2014/2034
 Pennsylvania

Blackman Plaza  Wilkes-Barre   1968 (C)  125,264     93%                    Kmart 2009/2049    288,919         2.49

Mark Plaza                                                      Redner's
                                                                 Markets
                Edwardsville   1968 (C)  216,401     94%        2018/2028   Kmart 2009/2049   1,008,371        4.97

Plaza 422                                                                     Home Depot
                   Lebanon     1972 (C)  154,878     69%                       2028/2058       444,020         4.14

Route 6 Mall                                                  Weis Markets
                  Honesdale    1994 (C)  175,505     100%      (not owned)  Kmart 2020/2070   1,116,431        6.36

Chestnut Hill   Philadelphia   2006 (A)  40,570      100%                    Borders 2010     1,292,372        31.86
                                                                            Limited Express
                                                                                  2009

Abington Towne                                                                 TJ Maxx
 Center           Abington     1998 (A)  216,355     99%                       2010/2020       954,677         16.73
                                        ----------                                         -----------------------------
                                                                             Target (not
                                                                                 owned)

                                        4,155,870    94%                                     $46,702,796      $12.81
                                        ====================                               =============================

NEW YORK REGION
---------------
JOINT VENTURE
 PROPERTIES
---------------
   New York

Crossroads                                                     Waldbaum's
 Shopping                                                         (A&P)
 Center         White Plains    1998     310,644     98%        2007/2032   Kmart 2012/2032  $6,017,920       $19.87
(49% JV                                                                       B. Dalton
 interest)                                                                     2012/2017
                                                                               Modell's
                                                                               2009/2019

Tarrytown
 Shopping                                                                   Walgreen's Drug
 Center          Westchester   2004 (A)  35,291      85%                          2080        909,457         30.28
(Fund I)

MID-ATLANTIC
 REGION
---------------
   Delaware

Brandywine Town
 Center (1)      Wilmington    2003 (A)  816,808     98%                                     12,319,387       15.36
(Brandywine JV)

Market Square                                                 Trader Joe's
 Shopping                                                      (specialty      TJ Maxx
 Center          Wilmington    2003 (A)  102,562     87%         grocery)      2006/2016     1,777,784        19.98
(Brandywine JV)                                                2013/2028

   Virginia

Haygood
 Shopping                                                                    Eckerd Drug
 Center        Virginia Beach  2004 (A)  178,497     93%     Farm Fresh 2026    2009/--      1,732,764        10.48
(Fund I)

MIDWEST REGION
---------------
   Illinois

                                                                            Neiman Marcus
Acadia Oakbrook   Oakbrook     2005 (A)  112,000     100%                      2011/2029      825,000          7.37

     Ohio

Amherst                                                       Giant Eagle
 Marketplace      Cleveland    2002 (A)  79,945      100%       2021/2041                     889,667         11.13
(Fund I)

                                                                              Lifestyle
Granville                                                                    Family Fitness
 Centre           Columbus     2002 (A)  134,997     43%                       2017/2027      686,486         11.89
(Fund I)

Sheffield                                                     Giant Eagle
 Crossing         Cleveland    2002 (A)  112,534     94%        2022/2042                    1,153,642        10.87
(Fund I)

VARIOUS REGIONS
---------------
Kroger/Safeway                                                   25 Kroger and Safeway
 Portfolio         various     2003 (A) 1,018,100    100%             supermarkets           7,362,811         7.23
(Fund I)                                                       2009/2049

JV REDEVELOPMENTS
---------------
   Michigan

Sterling
 Heights                                                                    Burlington Coat
 Shopping                                                                       Factory
 Center            Detroit     2004 (A)  154,835     64%                        2024/--       607,740          6.13
(Fund I)
   New York

400 East
 Fordham Road       Bronx      2004 (A)  117,355     14%                         Sears        381,736         22.92
(Fund II)
161st Street        Bronx      2005 (A)  223,611     100%                                    5,179,496        23.16
(Fund II)
Sherman Avenue    Manhattan    2005 (A)  134,773     100%                                    1,970,291        14.62
(Fund II)
Pelham Manor    Westchester/
 Shopping Plaza     Bronx      2004 (A)  398,775     27%                                      756,000          7.00
(Fund II)

   Delaware

Naamans Rd.      Wilmington    2006 (C)  19,991      70%                       Tweeters       521,787         37.28

South Carolina

Hitchcock and                                                                Bed, Bath &
 Pinelog Plaza      Aiken      2004 (A)  256,093     82%                         Beyond      1,631,909         7.74
(Fund I)                                                                       Old Navy
                                                                             Club Fitness
                                        4,206,811    85%                                    $44,723,877       $12.53
                                        ====================                               ==============================

(1) Does not include 50,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      March 31, 2007

Retail Properties by Region
-----------------------------------
               -------------------------------------------------------------------------------------------------------------------
                                                                                                           Annualized Base Rent
               Gross Leasable Area           Occupancy                 Annualized Base Rent              per Occupied Square Foot
               -------------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
---------------
                Anchors    Shops     Total    Anchors  Shops   Total   Anchors      Shops       Total    Anchors Shops    Totals
                   (1)
               -------------------------------------------------------------------------------------------------------------------
New York Region  361,598   301,619   663,217   100.00%  92.83% 96.74% $7,726,922  $9,302,512 $17,029,434 $21.37  $33.22    $26.54
  New England    890,812   306,734 1,197,546    99.51%  93.65% 98.01%  6,646,268   3,414,367  10,060,635   8.42   11.89      9.35
    Midwest      392,214   349,835   742,049    99.62%  79.47% 90.12%  3,335,405   5,277,869   8,613,274   8.54   18.99     12.88
 Mid-Atlantic  1,189,888   363,170 1,553,058    97.94%  69.02% 91.18%  7,378,702   3,620,751  10,999,453   7.32   14.45      8.74
               -------------------------------------------------------------------------------------------------------------------
               -------------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties  2,834,512 1,321,358 4,155,870    98.93%  82.94% 93.85%$25,087,297 $21,615,499 $46,702,796  $9.84  $19.72    $12.81
               -------------------------------------------------------------------------------------------------------------------
               -------------------------------------------------------------------------------------------------------------------
Joint Venture Properties (2)
-----------------------------------
   Operating
    Midwest      348,443    91,033   439,476    84.19%  68.69% 80.98%  2,887,810     666,985   3,554,795  $9.84  $10.67     $9.99
 Mid-Atlantic    923,777   174,090 1,097,867    98.43%  84.64% 96.24% 13,040,752   2,789,184  15,829,935  14.34   18.93     14.98
New York Region  215,678   130,257   345,935   100.00%  90.03% 96.25%  2,686,352   4,241,025   6,927,377  12.46   36.17     20.81
   Various
   (Kroger/
    Safeway
   Portfolio)  1,018,100         - 1,018,100   100.00%   0.00%100.00%  7,362,811           -   7,362,811   7.23       -      7.23
               -------------------------------------------------------------------------------------------------------------------
   Total -
   Operating
   Properties  2,505,998   395,380 2,901,378    97.22%  82.74% 95.25% 25,977,725   7,697,194  33,674,918  10.66   23.53     12.19
               -------------------------------------------------------------------------------------------------------------------
JV Redevelopment Properties
   Mid West       90,400    64,435   154,835   100.00%  13.63% 64.06%    526,600      81,140     607,740   5.83    9.24      6.13
 Mid-Atlantic    169,691   106,393   276,084   100.00%  51.91% 81.47%  1,130,587   1,023,109   2,153,696   6.66   18.53      9.58
New York Region  372,810   501,704   874,514    72.99%  42.04% 55.23%  5,307,513   2,980,010   8,287,523  19.51   14.13     17.16
               -------------------------------------------------------------------------------------------------------------------
   Total -
 Redevelopment
   Properties    632,901   672,532 1,305,433    84.09%  40.88% 61.83%  6,964,700   4,084,259  11,048,959  13.09   14.86     13.69
               -------------------------------------------------------------------------------------------------------------------
               -------------------------------------------------------------------------------------------------------------------
 Total Joint
    Venture
   Properties  3,138,899 1,067,912 4,206,811    94.57%  56.38% 84.88%$32,942,425 $11,781,453 $44,723,877 $11.10  $19.57    $12.53
               ===================================================================================================================

     General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2007

       Retail Properties by State - Summary
--------------------------------------------------
                                             Gross Leasable Area            Occupancy
                                        ----------------------------------------------------
Wholly-Owned           Percent
  Properties  Ownership   of  Number of
--------------
                        base
                        rent             Anchors
                      %  (1)  properties    (2)     Shops     Total    Anchors Shops  Total
              ------------------------------------------------------------------------------
Connecticut      100.0%   5.0%    2       179,993    43,197   223,190   100.00%96.05% 99.24%
Illinois         100.0%   3.4%    2        51,692    66,475   118,167   100.00%96.61% 98.09%
Indiana          100.0%   4.5%    1       145,266    90,412   235,678   100.00%89.86% 96.11%
Massachusetts    100.0%   4.2%    2       281,366    66,796   348,162    98.44%85.10% 95.88%
Michigan         100.0%   4.2%    1       126,960   105,406   232,366    98.83%71.97% 86.65%
New Jersey       100.0%  18.0%    4       541,073   295,005   836,078   100.00%78.07% 92.26%
New York         100.0%  21.8%    8       483,902   206,314   690,216   100.00%89.52% 96.87%
Ohio             100.0%   2.6%    1        68,296    87,542   155,838   100.00%64.74% 80.19%
Pennsylvania     100.0%   8.7%    6       760,888   168,085   928,973    96.78%71.55% 92.22%
Rhode Island     100.0%   4.2%    1       121,892   163,526   285,418   100.00%97.95% 98.83%
Vermont          100.0%   3.1%    1        73,184    28,600   101,784   100.00%84.38% 95.61%
                       -------          ----------------------------------------------------

   Total -
 Wholly-Owned
  Properties             79.6%   29     2,834,512 1,321,358 4,155,870    98.93%82.94% 93.85%
                       ---------------------------------------------------------------------

 Joint Venture Properties (3)
------------------------------
Operating
 Properties
Illinois          20.0%   0.3%    1       112,000         -   112,000   100.00%    - 100.00%
Ohio              37.8%   1.8%    3       236,443    91,033   327,476    76.70%68.69% 74.47%
Delaware          22.2%   5.3%    2       828,474    90,896   919,370    98.25%85.04% 96.94%
Virginia          18.9%   0.6%    1        95,303    83,194   178,497   100.00%84.20% 92.64%
New York          49.0%   5.0%    2       215,678   130,257   345,935   100.00%90.03% 96.25%
Various
 (Kroger/
 Safeway
 Portfolio)       28.3%   3.6%   25     1,018,100         - 1,018,100   100.00% 0.00%100.00%
                       -------          ----------------------------------------------------
   Total -
  Operating
  Properties             16.5%          2,505,998   395,380 2,901,378    97.22%82.74% 95.25%
                       -------          ----------------------------------------------------

JV Redevelopment Properties
Michigan          18.9%   0.2%    1        90,400    64,435   154,835   100.00%13.63% 64.06%
New York       Various    3.3%    6       372,810   501,704   874,514    72.99%42.04% 55.23%
Delaware          22.2%   0.2%    1             -    19,991    19,991     0.00%70.01% 70.01%
South Carolina     7.6%   0.2%    2       169,691    86,402   256,093   100.00%47.72% 82.36%
                                        ----------------------------------------------------
    Total-
 Redevelopment
  Properties              3.9%            632,901   672,532 1,305,433    84.09%40.88% 61.83%
                       -------          ----------------------------------------------------
 Total Joint
   Venture
  Properties             20.4%   44     3,138,899 1,067,912 4,206,811    94.57%56.38% 84.88%
                       -----------------====================================================
                        100.0%   73
                       =================

March 31, 2007
              -------------------------------------------------------------------------
                                                                  Annualized Base Rent
                                                                  per Occupied Square
                                      Annualized Base Rent                 Foot
              -------------------------------------------------------------------------
Wholly-Owned
  Properties
--------------
                                Anchors      Shops       Total    Anchors Shops Totals
              -------------------------------------------------------------------------
Connecticut                    $2,223,069    $689,923  $2,912,992 $26.88 $16.63 $23.46
Illinois                          225,436   1,775,826   2,001,262   4.36  27.65  17.27
Indiana                         1,318,901   1,312,769   2,631,670   9.08  16.16  11.62
Massachusetts                   1,855,550     602,971   2,458,521   6.70  10.61   7.36
Michigan                          988,349   1,462,282   2,450,631   7.88  19.28  12.17
New Jersey                      6,272,333   4,314,033  10,586,366  11.59  18.73  13.72
New York                        5,750,879   7,014,447  12,765,326  11.88  37.98  19.09
Ohio                              802,719     726,992   1,529,711  11.75  12.83  12.24
Pennsylvania                    3,396,829   1,707,961   5,104,790   5.87  14.20   7.30
Rhode Island                      935,920   1,526,037   2,461,957   7.68   9.53   8.73
Vermont                         1,317,312     482,258   1,799,570  18.00  19.98  18.49
              -------------------------------------------------------------------------
   Total -
 Wholly-Owned
  Properties                  $25,087,297 $21,615,499 $46,702,796  $9.84 $19.72 $12.81
              -------------------------------------------------------------------------

 Joint Venture Properties (3)
------------------------------
Operating
 Properties
Illinois                         $825,000          $-    $825,000  $7.37     $-  $7.37
Ohio                            2,062,810     666,985   2,729,795  11.38  10.67  11.19
Delaware                       12,404,545   1,692,627  14,097,171  15.24  21.90  15.82
Virginia                          636,207   1,096,557   1,732,764   6.68  15.65  10.48
New York                        2,686,352   4,241,025   6,927,377  12.46  36.17  20.81
Various
 (Kroger/
 Safeway
 Portfolio)                     7,362,811           -   7,362,811   7.23      -   7.23
              -------------------------------------------------------------------------
   Total -
  Operating
  Properties                   25,977,725   7,697,194  33,674,918  10.66  23.53  12.19
              -------------------------------------------------------------------------

JV Redevelopment Properties
Michigan                          526,600      81,140     607,740   5.83   9.24   6.13
New York                        5,307,513   2,980,010   8,287,523  19.51  14.13  17.16
Delaware                                -     521,787     521,787      -  37.28  37.28
South Carolina                  1,130,587     501,322   1,631,909   6.66  12.16   7.74
              -------------------------------------------------------------------------
    Total-
 Redevelopment
  Properties                    6,964,700   4,084,259  11,048,959  13.09  14.86  13.69
              -------------------------------------------------------------------------
 Total Joint
   Venture
  Properties                  $32,942,425 $11,781,453 $44,723,877 $11.10 $19.57 $12.53
              =========================================================================

     General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      March 31, 2007
Retail Properties - Detail
----------------- ------------------------------------------------------------------------------------------------------
                                                                                                    Annualized
                                                                                                      Base Rent
                  Gross Leasable                                                                   per Occupied
                        Area                Occupancy              Annualized Base Rent              Square Foot
                  ------------------------------------------------------------------------------------------------------
                  Anchors  Shops    Total    Anchors  Shops  Total   Anchors    Shops      Total   Anchors Shops  Total
                  ------------------------------------------------------------------------------------------------------
WHOLLY-OWNED PROPERTIES:
 New York Region
-----------------
Connecticut
-----------------
239 Greenwich
 Avenue(1)         16,834       -    16,834   100.00%     - 100.00%$1,286,069        $- $1,286,069 $76.40     $- $76.40
                  ------------------------------------------------------------------------------------------------------
New Jersey
-----------------
Elmwood Park
 Shopping Center   62,610  86,475   149,085   100.00%100.00%100.00% 1,390,460 2,048,258  3,438,718  22.21  23.69  23.07
A & P Shopping
 Plaza (Boonton)   49,463  13,445    62,908   100.00%100.00%100.00%   900,000   352,985  1,252,985  18.20  26.25  19.92
                  ------------------------------------------------------------------------------------------------------
  Total - New
      Jersey      112,073  99,920   211,993   100.00%100.00%100.00% 2,290,460 2,401,243  4,691,703  20.44  24.03  22.13
                  ------------------------------------------------------------------------------------------------------
New York
-----------------
Village Commons
 Shopping Center   16,125  71,044    87,169   100.00% 91.33% 92.93%   274,125 1,912,526  2,186,651  17.00  29.48  26.99
Branch Plaza       74,050  51,701   125,751   100.00%100.00%100.00% 1,101,989 1,365,846  2,467,835  14.88  26.42  19.62
Amboy Road         46,964  13,126    60,090   100.00% 91.39% 98.12% 1,012,015   473,081  1,485,096  21.55  39.44  25.19
Bartow Avenue           -  14,668    14,668        -  66.99% 66.99%         -   284,620    284,620      -  28.97  28.97
Pacesetter Park
 Shopping Center   52,052  44,646    96,698   100.00% 80.51% 91.00%   362,264   687,892  1,050,156   6.96  19.14  11.93
2914 Third Avenue  43,500       -    43,500   100.00%     - 100.00% 1,400,000         -  1,400,000  32.18      -  32.18
West 54th Street        -   6,514     6,514     0.00% 87.81% 87.81%         - 2,177,304  2,177,304      - 380.65 380.65
                  ------------------------------------------------------------------------------------------------------
Total - New York  232,691 201,699   434,390   100.00% 89.28% 95.02% 4,150,393 6,901,269 11,051,662  17.84  38.33  26.77
                  ------------------------------------------------------------------------------------------------------

Total - New York
      Region      361,598 301,619   663,217   100.00% 92.83% 96.74% 7,726,922 9,302,512 17,029,434  21.37  33.22  26.54
                  ------------------------------------------------------------------------------------------------------
   New England
-----------------
Connecticut
-----------------
Town Line
 Plaza(2)         163,159  43,197   206,356   100.00% 96.05% 99.17%   937,000   689,923  1,626,923  14.23  16.63  15.16
                  ------------------------------------------------------------------------------------------------------
Massachusetts
-----------------
Methuen Shopping
 Center           124,381   5,640   130,021    96.48%100.00% 96.63%   736,464   112,800    849,264   6.14  20.00   6.76
Crescent Plaza    156,985  61,156   218,141   100.00% 83.73% 95.44% 1,119,086   490,171  1,609,257   7.13   9.57   7.73
                  ------------------------------------------------------------------------------------------------------
    Total -
  Massachusetts   281,366  66,796   348,162    98.44% 85.10% 95.88% 1,855,550   602,971  2,458,521   6.70  10.61   7.36
                  ------------------------------------------------------------------------------------------------------
New York
-----------------
New Loudon Center 251,211   4,615   255,826   100.00%100.00%100.00% 1,600,486   113,178  1,713,664   6.37  24.52   6.70
                  ------------------------------------------------------------------------------------------------------
Rhode Island
-----------------
Walnut Hill Plaza 121,892 163,526   285,418   100.00% 97.95% 98.83%   935,920 1,526,037  2,461,957   7.68   9.53   8.73
                  ------------------------------------------------------------------------------------------------------
Vermont
-----------------
The Gateway
 Shopping Center   73,184  28,600   101,784   100.00% 84.38% 95.61% 1,317,312   482,258  1,799,570  18.00  19.98  18.49
                  ------------------------------------------------------------------------------------------------------
  Total - New
  England Region  890,812 306,734 1,197,546    99.51% 93.65% 98.01% 6,646,268 3,414,367 10,060,635   8.42  11.89   9.35
                  ------------------------------------------------------------------------------------------------------

     General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

WHOLLY-OWNED PROPERTIES (continued):
   Midwest
-------------
Illinois
-------------
Hobson West
 Plaza           51,692    47,210    98,902 100.00% 95.22% 97.72%   $225,436    $976,503  $1,201,939 $4.36 $21.72 $12.44
Clark
 Diversey             -    19,265    19,265      - 100.00%100.00%          -     799,323     799,323     -  41.49  41.49
              -----------------------------------------------------------------------------------------------------------
  Total -
   Illinois      51,692    66,475   118,167 100.00% 96.61% 98.09%    225,436   1,775,826   2,001,262  4.36  27.65  17.27
              -----------------------------------------------------------------------------------------------------------
Indiana
-------------
Merrillville
 Plaza          145,266    90,412   235,678 100.00% 89.86% 96.11%  1,318,901   1,312,769   2,631,670  9.08  16.16  11.62

Michigan
-------------
Bloomfield
 Towne Square   126,960   105,406   232,366  98.83% 71.97% 86.65%    988,349   1,462,282   2,450,631  7.88  19.28  12.17

Ohio
-------------
Mad River
 Station (1)     68,296    87,542   155,838 100.00% 64.74% 80.19%    802,719     726,992   1,529,711 11.75  12.83  12.24
              -----------------------------------------------------------------------------------------------------------
  Total -
   Midwest
    Region      392,214   349,835   742,049  99.62% 79.47% 90.12%  3,335,405   5,277,869   8,613,274  8.54  18.99  12.88
              -----------------------------------------------------------------------------------------------------------
Mid-Atlantic
-------------
New Jersey
-------------
Marketplace
 of Absecon      58,031    47,104   105,135 100.00% 89.51% 95.30%    984,014     663,969   1,647,983 16.96  15.75  16.45
Ledgewood
 Mall           370,969   147,981   518,950 100.00% 59.62% 88.49%  2,997,859   1,248,821   4,246,680  8.08  14.15   9.25
              -----------------------------------------------------------------------------------------------------------
Total - New
    Jersey      429,000   195,085   624,085 100.00% 66.84% 89.63%  3,981,873   1,912,790   5,894,663  9.28  14.67  10.54
              -----------------------------------------------------------------------------------------------------------
Pennsylvania
-------------
Blackman
 Plaza          112,051    13,213   125,264 100.00% 28.97% 92.51%    268,519      20,400     288,919  2.40   5.33   2.49
Mark Plaza      157,595    58,806   216,401 100.00% 76.87% 93.71%    652,095     356,276   1,008,371  4.14   7.88   4.97
Plaza 422       128,708    26,170   154,878  80.99% 11.46% 69.24%    407,520      36,500     444,020  3.91  12.17   4.14
Route 6 Plaza   146,498    29,007   175,505 100.00%100.00%100.00%    806,351     310,080   1,116,431  5.50  10.69   6.36
Chestnut Hill
 (2)             31,420     9,150    40,570 100.00%100.00%100.00%    992,344     300,028   1,292,372 31.58  32.79  31.86
Abington
 Towne Center
 (3)            184,616    31,739   216,355 100.00% 94.75% 99.23%    270,000     684,677     954,677 10.00  22.77  16.73
              -----------------------------------------------------------------------------------------------------------
                760,888   168,085   928,973  96.78% 71.55% 92.22%  3,396,829   1,707,961   5,104,790  5.87  14.20   7.30
              -----------------------------------------------------------------------------------------------------------
Total - Mid-
  Atlantic
    Region    1,189,888   363,170 1,553,058  97.94% 69.02% 91.18%  7,378,702   3,620,751  10,999,453  7.32  14.45   8.74
              -----------------------------------------------------------------------------------------------------------
  Total -
 Wholly-owned
  Properties  2,834,512 1,321,358 4,155,870  98.93% 82.94% 93.85%$25,087,297 $21,615,499 $46,702,796 $9.84 $19.72 $12.81


     General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  The GLA for this property includes 28,205 square feet of office space.
(2) This consists of two separate buildings, both located on Germantown Avenue, in Chestnut Hill (Philadelphia).
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

JOINT VENTURE PROPERTIES:

Acadia's interest

    Midwest
---------------
Illinois
---------------
Oakbrook (7)      20.0%  112,000         -   112,000 100.00%     - 100.00%   $825,000          $-    $825,000  $7.37     $-  $7.37
                       ------------------------------------------------------------------------------------------------------------
Ohio
---------------
Amherst
 Marketplace
 (1)              37.8%   76,737     3,208    79,945 100.00%100.00%100.00%    851,195      38,472     889,667  11.09  11.99  11.13
Granville
 Centre (1)       37.8%   90,047    44,950   134,997  38.81% 50.74% 42.78%    450,336     236,150     686,486  12.89  10.35  11.89
Sheffield
 Crossing (1)     37.8%   69,659    42,875   112,534 100.00% 85.17% 94.35%    761,279     392,363   1,153,642  10.93  10.74  10.87
                       ------------------------------------------------------------------------------------------------------------
 Total - Ohio            236,443    91,033   327,476  76.70% 68.69% 74.47%  2,062,810     666,985   2,729,795  11.38  10.66  11.19
                       ------------------------------------------------------------------------------------------------------------
Total - Midwest
     Region              348,443    91,033   439,476  84.19% 68.69% 80.98%  2,887,810     666,985   3,554,795   9.84  10.67   9.99
                       ------------------------------------------------------------------------------------------------------------
Mid-Atlantic
---------------
Delaware
---------------
Brandywine Town
 Center           22.2%  789,624    27,184   816,808  98.16%100.00% 98.22% 11,857,995     461,393  12,319,387  15.30  16.97  15.36
Market Square
 Shopping
 Center           22.2%   38,850    63,712   102,562 100.00% 78.65% 86.74%    546,550   1,231,234   1,777,784  14.07  24.57  19.98
                       ------------------------------------------------------------------------------------------------------------
   Total -
    Delaware             828,474    90,896   919,370  98.25% 85.04% 96.94% 12,404,545   1,692,627  14,097,171  15.24  21.90  15.82
                       ------------------------------------------------------------------------------------------------------------
Virginia
---------------
Haygood
 Shopping
 Center
 (Virginia) (3)   18.9%   95,303    83,194   178,497 100.00% 84.20% 92.64%    636,207   1,096,557   1,732,764   6.68  15.65  10.48
                       ------------------------------------------------------------------------------------------------------------
 Total - Mid-
   Atlantic
     Region              923,777   174,090 1,097,867  98.43% 84.64% 96.24% 13,040,752   2,789,184  15,829,935  14.34  18.93  14.98
                       ------------------------------------------------------------------------------------------------------------
New York Region
---------------
New York
---------------
Crossroads
 Shopping
 Center           49.0%  200,181   110,463   310,644 100.00% 93.00% 97.51%  2,211,352   3,806,568   6,017,920  11.05  37.05  19.87
Tarrytown
 Shopping
 Center (New
 York) (1)        37.8%   15,497    19,794    35,291 100.00% 73.44% 85.10%    475,000     434,457     909,457  30.65  29.89  30.28
                       ------------------------------------------------------------------------------------------------------------
 Total - New
  York Region            215,678   130,257   345,935 100.00% 90.03% 96.25%  2,686,352   4,241,025   6,927,377  12.46  36.17  20.81
                       ------------------------------------------------------------------------------------------------------------
Various Regions
---------------
Kroger/Safeway
 Portfolio (25
 Properties)(2)   28.3%1,018,100         - 1,018,100 100.00%     - 100.00%  7,362,811           -   7,362,811   7.23      -   7.23
                       ------------------------------------------------------------------------------------------------------------
Total - Joint
    Venture
   Operating
   Properties          2,505,998   395,380 2,901,378  97.22% 82.74% 95.25% 25,977,725   7,697,194  33,674,918  10.66  23.53  12.19
                       ------------------------------------------------------------------------------------------------------------
Joint Venture Redevelopment Properties
                       ------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan) (3)   18.9%   90,400    64,435   154,835 100.00% 13.63% 64.06%    526,600      81,140     607,740   5.83   9.24   6.13
400 East
 Fordham Road
 (New York) (4)   19.2%  100,703    16,652   117,355   0.00%100.00% 14.19%          -     381,736     381,736      -  22.92  22.92
Pelham Manor
 Shopping Plaza
 (New York) (4)   19.2%        -   398,775   398,775      -  27.08% 27.08%          -     756,000     756,000      -   7.00   7.00
Sherman Avenue
 at Broadway
 (New York) (4)   19.2%  134,773         -   134,773 100.00%     - 100.00%  1,970,291           -   1,970,291  14.62      -  14.62
161st Street
 (New York) (4)   19.2%  137,334    86,277   223,611 100.00%100.00%100.00%  3,337,222   1,842,274   5,179,496  24.30  21.35  23.16
Liberty Avenue
 (New York) (5)   19.2%                            -                    -                                   -                    -
216th Street
 (New York) (5)   19.2%                            -                    -                                   -                    -
Naamans Rd
 (Delaware)       22.2%        -    19,991    19,991   0.00% 70.01% 70.01%          -     521,787     521,787      -  37.28  37.28
Hitchcock &
 Pinelog Plaza
 (South
 Carolina) (6)     7.6%  169,691    86,402   256,093 100.00% 47.72% 82.36%  1,130,587     501,322   1,631,909   6.66  12.16   7.74
                       ------------------------------------------------------------------------------------------------------------
   Total -
 Redevelopment
   Properties            632,901   672,532 1,305,433  84.09% 40.88% 61.83%  6,964,700   4,084,259  11,048,959  13.09  14.86  13.69
                       ------------------------------------------------------------------------------------------------------------
Total - Joint
 Venture
 Properties            3,138,899 1,067,912 4,206,811  94.57% 56.38% 84.88%$32,942,425 $11,781,453 $44,723,877 $11.10 $19.57 $12.53
                       ============================================================================================================
Wholly-owned
 and JV -
 Operating
 Properties (8)        3,540,752 1,453,268 4,994,020  98.47% 82.97% 93.95%$32,257,366 $24,480,083 $56,737,449  $9.25 $20.30 $12.09

     General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) Fund I property.                                    (5) Property is currently under construction.
(2) Fund I portfolio of 25 triple-net, anchor-only      (6) Fund I owns a 20% interest in the property.
    leases with Kroger and Safeway supermarkets.
(3) Fund I owns a 50% interest in these                 (7) Fund II property.
    properties.
(4) Fund II has a 96% interest in the property.         (8) Weighted based on ownership interest.

QUARTERLY SUPPLEMENTAL DISCLOSURE
     March 31, 2007

                             Cash (2)       GAAP (3)                      Cash (2)       GAAP (3)
                           Year-to-Date                                3 months ended                   Year ended
  Leasing Production (1)                                                                               December 31,
                          March 31, 2007                               March 31, 2007                       2006
 ------------------------ ---------------                              ---------------                ---------------
 New leases
 Number of new leases
  commencing                           8              8                             8              8              18
 GLA                              15,671         15,671                        15,671         15,671          73,273
 New base rent                    $26.84         $29.53                        $26.84         $29.53          $15.30
 Previous base rent (and
  percentage rent)                $25.33         $25.49                        $25.33         $25.49          $11.19
 Percentage growth in
  base rent                          6.0%          15.8%                          6.0%          15.8%           36.7%
 Average cost per square
  foot                            $10.85         $10.85                        $10.85         $10.85          $13.52

 Renewal leases
 Number of renewal leases
  commencing                          17             17                            17             17              47
 GLA expiring                     99,474         99,474                        99,474         99,474         287,107
 Renewal percentage                   84%            84%                           84%            84%             71%
 New base rent                    $15.48         $15.85                        $15.48         $15.85          $15.25
 Expiring base rent (and
  percentage rent)                $14.07         $13.79                        $14.07         $13.79          $13.60
 Percentage growth in
  base rent                         10.0%          14.9%                         10.0%          14.9%           12.2%
 Average cost per square
  foot                             $0.00          $0.00                         $0.00          $0.00           $0.00

 Total new and renewal
  Leases
 Number of new and
  renewal leases
  commencing                          25             25                            25             25              65
 GLA commencing                   99,663         99,663                        99,663         99,663         277,032
 New base rent                    $17.27         $18.00                        $17.27         $18.00          $15.27
 Expiring base rent (and
  percentage rent)                $15.84         $15.63                        $15.84         $15.63          $12.96
 Percentage growth in
  base rent                          9.0%          15.2%                          9.0%          15.2%           17.8%
 Average cost per square
  foot                             $1.71          $1.71                         $1.71          $1.71           $3.57

(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.
(2) Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
 (3) Rent is presented on a straight-line basis.

QUARTERLY SUPPLEMENTAL DISCLOSURE
      March 31, 2007

Top Tenants - Ranked by Annualized
             Base Rent
-----------------------------------
(Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                               Percentage of Total
                                    Wholly-             Joint Ventures (2)      Combined         Represented by
                                      Owned                                                       Retail Tenant
                                   ----------           ----------------------------------------------------------
                                                                                                                          Average
                         Number of                                                                                         Gross
            Retail       stores in   Total   Annualized  Total  Annualized  Total   Annualized   Total  AnnualizedAverageOccupancy
                                                 Base              Base                 Base               Base
Ranking     Tenant       combined     GLA     Rent (1)    GLA    Rent (1)    GLA     Rent (1)  Portfolio Rent (3) Sales  Cost (4)
                         portfolio                                                               GLA(3)        (per sq. ft.)
----------------------------------------------------------------------------------------------------------------------------------
     1 Albertson's          4        220,625 $3,012,896       -        $-   220,625 $3,012,896    4.691%   5.5%
         -- Shaw's          3        175,801  2,358,192       -         -   175,801  2,358,192    3.738%   4.3%      416   3.1%
         -- Acme            1         44,824    654,704       -         -    44,824    654,704    0.953%   1.2%      270   7.3%
     2 A&P (Waldbaum's)     4        149,729  2,566,284  18,722   246,960   168,451  2,813,244    3.582%   5.2%
         --
          A&P/Waldbaum's    4        149,729  2,566,284  18,722   246,960   168,451  2,813,244    3.582%   5.2%      351   5.8%
     3 T.J. Maxx            9        259,275  1,929,777   6,972    88,190   266,247  2,017,967    5.662%   3.7%
         -- T.J. Maxx       4         88,200    726,300   6,972    88,190    95,172    814,490    2.024%   1.5%      274   4.1%
         -- Marshalls       3        102,781    731,494       -         -   102,781    731,494    2.186%   1.3%      188   6.0%
         -- A.J. Wrights    1         28,648    164,726       -         -    28,648    164,726    0.609%   0.3%      131   6.7%
         -- Homegoods       1         39,646    307,257       -         -    39,646    307,257    0.843%   0.6%      153   6.3%
     4 Sears                5        390,270  1,355,279  49,355   277,463   439,625  1,632,742    9.348%   3.0%
         -- Kmart           4        329,570  1,097,279  49,355   277,463   378,925  1,374,742    8.058%   2.5%      198   4.0%
         -- Sears           1         60,700    258,000       -         -    60,700    258,000    1.291%   0.5%      215   2.8%
     5 Wal-Mart             2        210,114  1,515,409       -         -   210,114  1,515,409    4.468%   2.8%      293   3.6%
     6 Ahold                2        117,911  1,299,264       -         -   117,911  1,299,264    2.507%   2.4%
         -- Stop and
          Shop              2        117,911  1,299,264       -         -   117,911  1,299,264    2.507%   2.4%      353   3.6%
     7 Home Depot           2        211,003  1,009,646       -         -   211,003  1,009,646    4.487%   1.9%        -    -
     8 Pathmark             1         47,773    955,460       -         -    47,773    955,460    1.016%   1.8%        -    -
     9 Price Chopper        1         77,450    804,059       -         -    77,450    804,059    1.647%   1.5%      674   1.9%
       Restoration
    10  Hardware            1          9,220    697,200       -         -     9,220    697,200    0.196%   1.3%      495   16.6%
    11 Kroger(5)            12             -          - 156,069 1,046,225   156,069  1,046,225    3.319%   1.9%        -    -
    12 Safeway (6)          13             -          - 132,409 1,040,028   132,409  1,040,028    2.816%   1.9%        -    -
    13 Sleepy's             5         35,745    683,429       -         -    35,745    683,429    0.760%   1.3%        -    -
       Federated
        Department
    14  Stores (Macy's)     1         73,349    651,245       -         -    73,349    651,245    1.560%   1.2%      210   6.7%
       Payless
    15  Shoesource          9         26,225    484,590   1,524    43,273    27,749    527,863    0.590%   1.0%        -    -
    16 CVS                  4         28,600    473,888   3,967    53,156    32,567    527,044    0.693%   1.0%      495   4.4%
       Limited Brands -
    17  Express             1         12,882    510,344       -         -    12,882    510,344    0.274%   0.9%        -    -
    18 JC Penney            1         50,000    495,000       -         -    50,000    495,000    1.063%   0.9%      206   6.5%
    19 Borders Books        1         18,538    482,000       -         -    18,538    482,000    0.394%   0.9%        -    -
    20 Circuit City         1         33,294    449,469       -         -    33,294    449,469    0.708%   0.8%        -    -
                        ------------------------------------------------------------------------------------------
             Total          79     1,972,003 19,375,239 369,018 2,795,295 2,341,021 22,170,534   49.781%  40.6%
                        ==========================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
(2) Includes Funds I, II, Crossroads Shopping Center and Brandywine joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.
(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.
(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.
(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.
(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

QUARTERLY SUPPLEMENTAL DISCLOSURE
    March 31, 2007

                 Anchor Detail
         -------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Annual         Annual
              Property/Tenant Name          Square          Lease          Base           Base
                (Type of Center)            Footage      Expiration        Rent         Rent PSF               Options
----------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
----------------------------------------
New York Region
----------------------------------------
 Connecticut
 ---------------------------------------
       239 Greenwich Ave., Greenwich
         Coach                                   4,541      1/31/2016        356,469          78.50 (1) 5 Year
         Restoration Hardware                   12,293      4/30/2015        929,600          75.62 (2) 5 Years
                                        ---------------               ------------------------------
                 Property total                 16,834                     1,286,069          76.40
                                        ---------------               ------------------------------
 New Jersey
 ---------------------------------------
       Elmwood Park Shopping Center,
        Elmwood Park
         Walgreens                              14,837      5/31/2022        435,000          29.32 (8) 5 Year
         Pathmark                               47,773     11/30/2017        955,460          20.00 (7) 5 Year
                                        ---------------               ------------------------------
                 Property total                 62,610                     1,390,460          22.21
                                        ---------------               ------------------------------
       A&P Shopping Plaza - Boonton
         A&P                                    49,463     10/26/2024        900,000          18.20 (9) 5 Year
                                        ---------------               ------------------------------
                 Property total                 49,463                       900,000          18.20
                                        ---------------               ------------------------------
 New York
 --------
       Village Commons Shopping Center
         Daffy's                                16,125       1/7/2008        274,125          17.00 (3) 5 Year
                                        ---------------               ------------------------------
                 Property total                 16,125                       274,125          17.00
                                        ---------------               ------------------------------
       Branch Plaza
         CVS                                    11,050      5/31/2010        181,026          16.38     -
         A&P                                    63,000     11/30/2013        920,964          14.62 (3) 5 Year
                                        ---------------               ------------------------------
                 Property Total:                74,050                     1,101,990          14.88
                                        ---------------               ------------------------------
       Amboy Shopping Center
         Waldbaum's (A&P)                       37,266       7/6/2028        745,320          20.00     -
         Duane Reed                              9,698      8/31/2008        266,694          27.50 (2) 5 Year
                                        ---------------               ------------------------------
                 Property total                 46,964                     1,012,014          21.55
                                        ---------------               ------------------------------
       Pacesetter Park Shopping Center,
        Pomona
         Stop & Shop (Ahold)                    52,052      8/31/2020        362,264           6.96 (2) 10 Year
                                        ---------------               ------------------------------
                 Property total                 52,052                       362,264           6.96
                                        ---------------               ------------------------------
       2914 Third Avenue
         Lot Stores                             10,000       MTM             700,000          70.00
         Dr. J's                                33,500      1/31/2021        700,000          20.90
                                        ---------------               ------------------------------
                 Property total                 43,500                     1,400,000          32.18
                                        ---------------               ------------------------------
             Total: New York Region            361,598                     7,726,922          21.37
                                        ---------------               ------------------------------

Retail Anchor Properties- Wholly Owned
 (continued)
----------------------------------------
New England
----------------------------------------
 Connecticut
 ---------------------------------------
       Town Line Plaza, Rocky Hill
         Wal*Mart(1)                            97,300              -             $-             $- REA Agreement
         Super Stop & Shop (Ahold)              65,859     11/30/2023        937,000          14.23 (8) 5 Year
                                        ---------------               ------------------------------
                 Property total                163,159                       937,000          14.23
                                        ---------------               ------------------------------
 Massachusetts
 ---------------------------------------
       Methuen Shopping Center, Methuen
         Demoulas Super Markets                 30,460      1/31/2015        109,656           3.60 (1) 5 Year
         Wal*Mart                               89,544      1/31/2012        626,808           7.00 (8) 5 Year
                                        ---------------               ------------------------------
                 Property total                120,004                       736,464           6.14
                                        ---------------               ------------------------------
       Crescent Plaza, Brockton
         Home Depot                            106,760     10/31/2021        602,126           5.64 (7) 5 Year
         Shaw's (Albertsons)                    50,225     12/31/2012        516,960          10.29 (6) 5 Year
                                        ---------------               ------------------------------
                 Property total                156,985                     1,119,086           7.13
                                        ---------------               ------------------------------
 New York
 --------
       New Loudon Center, Latham
         Bon Ton                                65,365       2/1/2014        261,460           4.00 (3) 5 Year
         Marshalls (TJX)                        37,212      1/31/2014        158,151           4.25 (3) 5 Year
         Price Chopper                          77,450      5/31/2015        804,059          10.38 (3) 5 Year
         A.C. Moore                             21,520      4/30/2009        221,226          10.28 (3) 5 Year
         Raymours Furniture Co                  49,664      4/30/2019        155,591           3.13 (2) 5 Year
                                        ---------------               ------------------------------
                 Property total                251,211                     1,600,487           6.37
                                        ---------------               ------------------------------
 Rhode Island
 ---------------------------------------
       Walnut Hill Plaza, Woonsocket
         Sears                                  60,700      8/31/2008        258,000           4.25 (5) 5 Year
         CVS                                     8,800      1/31/2009        154,000          17.50 (1) 5 Year
         Shaw's (Albertsons)                    52,392     12/31/2013        523,920          10.00 (3) 5 Year
                                        ---------------               ------------------------------
                 Property total                121,892                       935,920           7.68
                                        ---------------               ------------------------------
 Vermont
 --------
       Gateway Shopping Center
         Shaw's (Albertsons)                    73,184      3/31/2024      1,317,311          18.00 (5) 5 Yr. & (1) 4 Yr.
                                        ---------------               ------------------------------
                 Property total                 73,184                     1,317,311          18.00
                                        ---------------               ------------------------------
               Total : New England             886,435                     6,646,268           8.42
                                        ---------------               ------------------------------
Midwest
-------
 Illinois
 --------
       Hobson West Plaza, Naperville
         Bobak's Market and Restaurant          51,692     11/30/2007        225,436           4.36 (5) 5 Year
                                        ---------------               ------------------------------
                 Property total                 51,692                       225,436           4.36
                                        ---------------               ------------------------------
 Indiana
 --------
       Merrillville Plaza, Merrillville
         JC Penney                              50,000      1/31/2008        495,000           9.90 (2) 5 Year
         Officemax                              26,157      7/31/2008        222,335           8.50 (4) 5 Year
         Pier I                                  9,143      1/31/2009        128,002          14.00  -
         David's Bridal                         13,266     11/19/2010        190,765          14.38 (2) 5 Year
         Toys R Us                              21,500      1/31/2014         87,500           4.07 (5) 5 Year
         TJ Maxx (TJX)                          25,200      1/31/2009        195,300           7.75 (1) 5 Year
                                        ---------------               ------------------------------
                 Property total                145,266                     1,318,902           9.08
                                        ---------------               ------------------------------
         (1) This space is contiguous to the Company's property and is not owned by the Company.

Retail Anchor Properties- Wholly Owned (continued)
-------------------------------------------------------
 Michigan
 --------
       Bloomfield Town Square,
        Bloomfield Hills
         HomeGoods (TJX)                        39,646      5/31/2010        307,257           7.75 (2) 5 Year
         Officemax                              21,500      6/30/2010        193,500           9.00 (3) 5 Year
         Marshalls (TJX)                        28,324      9/30/2011        226,592           8.00 (3) 5 Year
         TJ Maxx (TJX)                          36,000      1/31/2009        261,000           7.25 (1) 5 Year
                                        ---------------               ------------------------------
                 Property total                125,470                       988,349           7.88
                                        ---------------               ------------------------------
 Ohio
 --------
       Mad River Station, Dayton
         Babies 'R' Us                          33,147      2/28/2010        260,204           7.85 (2) 5 Year
         Pier I                                 10,111      2/28/2010        227,037          22.45  -
         Office Depot                           25,038      8/31/2010        315,477          12.60  -
                                        ---------------               ------------------------------
                 Property total                 68,296                       802,718          11.75
                                        ---------------               ------------------------------
                 Total: Midwest                390,724                     3,335,405           8.54
                                        ---------------               ------------------------------
Mid-Atlantic
----------------------------------------
 New Jersey
 ---------------------------------------
       Marketplace of Absecon, Absecon
         Eckerd Drug (Brook's)                  13,207      8/30/2020        329,310          24.93 (3) 5 Year
         Acme Markets (Albertson)               44,824      4/30/2015        654,704          14.61 (7) 5 Year
                                        ---------------               ------------------------------
                 Property total                 58,031                       984,014          16.96
                                        ---------------               ------------------------------
       Ledgewood Mall, Ledgewood
         Circuit City                           33,294      1/31/2020        449,469          13.50 (4) 5 Year
         Ashley Furniture                       41,806     12/31/2010        212,793           5.09 (2) 5 Year
         Barnes & Noble                         12,500      1/31/2010        224,000          17.92 (5) 5 Year
         Marshalls (TJX)                        37,245      9/30/2014        346,751           9.31 (4) 5 Year
         The Sports Authority                   52,205      5/31/2007        225,000           4.31 (6) 5 Year
         Macy's Department Store                                                                    (3) 5 Year
          (Federated)                           73,349      1/31/2010        651,245           8.88
         Wal*Mart                              120,570      3/31/2019        888,601           7.37 (6) 5 Year
                                        ---------------               ------------------------------
                 Property total                370,969                     2,997,859           8.08
                                        ---------------               ------------------------------
 Pennsylvania
 ---------------------------------------
       Blackman Plaza, Wilkes-Barre
         Eckerd Drug (Brook's)                   7,095      7/31/2016         63,855           9.00  -
         Kmart                                 104,956     10/31/2009        204,664           1.95 (8) 5 Year
                                        ---------------               ------------------------------
                 Property total                112,051                       268,519           2.40
                                        ---------------               ------------------------------
       Mark Plaza, Edwardsville
         Kmart                                 104,956     10/31/2009        204,664           1.95 (8) 5 Year
         Redner's Market                        52,639      5/31/2018        447,431           8.50 (2) 5 Year
                                        ---------------               ------------------------------
                 Property total                157,595                       652,095           4.14
                                        ---------------               ------------------------------
       Plaza 422, Lebanon
         Home Depot                            104,243     12/31/2028        407,520           3.91 (6) 5 Year
                                        ---------------               ------------------------------
                 Property total                104,243                       407,520           3.91
                                        ---------------               ------------------------------
       Route 6 Mall, Honesdale
         Eckerd Drugs (Brook's)                 11,840      1/31/2011        118,400          10.00 (3) 5 Year
         Fashion Bug                            15,000      1/31/2016              -              -  -
         Kmart                                 119,658      4/30/2020        687,951           5.75 (10) 5 Year
                                        ---------------               ------------------------------
                 Property total                146,498                       806,351           5.50
                                        ---------------               ------------------------------
       Abington Town Center, Abington
         TJ Maxx (TJX)                          27,000     11/30/2010       $270,000         $10.00 (2) 5 Year
         Target(1)                             157,616              -              -              - Condominium Agreement
                                        ---------------               ------------------------------
                 Property total                184,616                       270,000          10.00
                                        ---------------               ------------------------------
       Chestnut Hill LLC
         Express                                12,882      1/31/2009       $510,344         $39.62
         Borders Books                          18,538      1/31/2010        482,000          26.00
                                        ---------------               ------------------------------
                 Property total                 31,420                       992,344          77.03
                                        ---------------               ------------------------------
              Total : Mid-Atlantic           1,165,423                     7,378,702           7.32
                                        ---------------               ------------------------------
Total: Retail Anchor Properties - Wholly
 Owned Properties                            2,804,180                   $25,087,297          $9.84
                                        ===============               ==============================

         (1)Target owns the portion of the main building (157,616 square feet) that their store is located in.

Joint Venture Properties
----------------------------------------
New York Region
----------------------------------------
 New York
 --------
       Crossroads Shopping Center, White
        Plains (49% jv)
         Kmart                                 100,725      1/31/2012       $566,250          $5.62 (3) 5 Year
         Waldbaum's (A&P)                       38,208     12/31/2007        504,000          13.19 (5) 5 Year
         B. Dalton (Barnes & Noble)             12,430      5/28/2012        345,927          27.83 (2) 5 Year
         Pier 1                                  8,818      2/28/2007        278,825          31.62 (1) 5 Year
         Pay Half                               15,000     12/31/2007        322,600          21.51  -
         Modell's                               25,000      2/28/2009        193,750           7.75 (2) 5 Year
                                        ---------------               ------------------------------
                 Property total                200,181                     2,211,352          11.05
                                        ---------------               ------------------------------
       400 East Fordham Road (Fund II)
         Sears                                       -              -              -              -  -
                                        ---------------               ---------------
       Tarrytown Centre
         Walgreen's                             15,497      6/30/2080        475,000          30.65  -
                                        ---------------               ------------------------------
       Sherman Avenue
         Pilot Garage                           74,000      6/14/2007        375,000           5.07  -
         City of New York                       60,773       MTM           1,595,291          26.25  -
                                        ---------------               ------------------------------
                                               134,773                     1,970,291          14.62
                                        ---------------               ------------------------------
       161st Street
         City of New York                      137,334      7/18/2011      3,337,222          24.30  -
                                        ---------------               ------------------------------
                                               137,334                     3,337,222          24.30
                                        ---------------               ------------------------------
             Total : New York Region           487,785                     7,993,865          16.39
                                        ---------------               ------------------------------
Mid-Atlantic Region
---------------------------------------
 Delaware
 --------
       Brandywine Town Center
        (Brandywine JV)
         Drexel Heritage                        16,525     12/31/2016        396,600          24.00 (2) 5 Year
         Michaels                               24,876      2/28/2011        572,148          23.00 (3) 5 Year
         Old Navy (The Gap)                     24,631      4/30/2011        617,745          25.08 (1) 5 Year
         Petsmart                               23,963      6/30/2017        455,297          19.00 (5) 5 Year
         Thomasville Furniture                  18,893     11/30/2011        485,487          25.70 (10) 1 Year
         World Market                           20,310      1/31/2015        406,200          20.00  -
         Access Group                           76,458      5/31/2015      1,548,275          20.25 (2) 5 Year
         Bed, Bath & Beyond                     50,977      1/31/2014        868,426          17.04 (3) 5 Year
         Dick's Sporting Goods                  50,000      5/31/2013        700,000          14.00 (3) 5 Year
         Lowe's Home Centers                   140,000      8/31/2018      1,925,000          13.75 (6) 5 Year
         Regal Cinemas                          65,641       6/1/2017        861,210          13.12 (4) 5 Year
         Target                                138,000      1/31/2018        800,000           5.80 (4) 10 Year
         Transunion Settlement                  43,307      3/31/2013        966,877          22.33 (5) 1 Year
         The Bombay Company                      8,965      1/31/2015        215,160          24.00 (2) 5 Year
         Lane Home Furnishings                  21,827     10/31/2015        409,693          18.77 (3) 5 Year
         MJM Designer                           25,000      9/30/2015        325,000          13.00 (3) 5 Year
         Target                                 27,716      1/31/2011        304,876          11.00 (6) 2 Year & (6) 3 year
                                        ---------------               ------------------------------
                 Property total                777,089                    11,857,994          15.26
                                        ---------------               ------------------------------
       Market Square Shopping Center
        (Brandywine JV)
         Trader Joe's                            7,675      1/31/2013        149,662          19.50 (3) 5 Year
         TJ Maxx (TJX)                          31,175      1/31/2011        396,888          12.73 (1) 5 Year
                                        ---------------               ------------------------------
                 Property total                 38,850                       546,550          14.07
                                        ---------------               ------------------------------

 Joint Venture Properties (continued)
 ---------------------------------------
 Mid-Atlantic Region (continued)
 ---------------------------------------
 Virginia
 --------
       Haygood Shopping Center (Fund I)
         Marshalls                              30,023      2/28/2017        270,207           9.00   -
         Farm Fresh                             54,000      8/31/2026        337,500           6.25 (15) 5 Year
         Eckerd Drugs (Brook's)                 11,280     11/30/2009         28,500           2.53   -
                                        ---------------               ------------------------------
                 Property Total                 95,303                       636,207           6.68
                                        ---------------               ------------------------------
           Total : Mid-Atlantic Region         911,242                    13,040,751          14.31
                                        ---------------               ------------------------------
Midwest Region
----------------------------------------
 Illinois
 --------
       Acadia Oakbrook
         Neiman Marcus                         112,000     10/31/2011        825,000           7.37 (5) 5 Year
                                        ---------------               ------------------------------
 Ohio
 --------
       Amherst Marketplace (Fund I)
         Riser Foods Company/Pharmacy           10,500      3/31/2012        157,500          15.00 (3) 5 Year
         Riser Foods Company/Supermarket        66,237      9/30/2021        693,695          10.47 (4) 5 Year
                                        ---------------               ------------------------------
                 Property total                 76,737                       851,195          11.09
       Granville Centre (Fund I)
         Lifestyle Family Fitness, Inc.         34,951      1/31/2017        450,336          12.88 (2) 5 Year
                                        ---------------               ------------------------------
       Sheffield Crossing (Fund I)
         Revco Drug                             10,500      5/31/2012        140,700          13.40 (3) 5 Year
         Giant Eagle                            59,159      5/31/2022        620,579          10.49 (4) 5 Year
                                        ---------------               ------------------------------
                 Property total                 69,659                       761,279          10.93
                                        ---------------               ------------------------------
 Michigan
 --------
       Sterling Heights (Fund I)
         Rite Aid                               20,000      1/31/2026        245,000          12.25 (4) 5 Year
         Burlington Coat Factory                70,400      1/31/2024        281,600           4.00  -
                                        ---------------               ------------------------------
                 Property total                 90,400                       526,600           5.83
                 Total: Midwest                383,747                     3,414,410           8.90
                                        ---------------               ------------------------------
 Various
 --------
       Hitchcock and Pinelog Plaza
         Farmer's Furniture                     23,184      3/31/2009         69,552           3.00
         Club Fitness                           35,153           2014        263,648           7.50
         Steinmart Inc.                         30,000           2016        190,500           6.35
         Bed, Bath & Beyond                     23,000           2017        144,000           6.26
         Ross Dress for Less                    30,039           2017        250,526           8.34
         TJX Company                            28,315           2016        212,362           7.50
                                        ---------------               ------------------------------
                 Property total                169,691                     1,130,588           6.66


         Kroger/Safeway (Fund I)             1,018,100           2009      8,013,583           7.87
                                        ---------------               ------------------------------


         Total: Joint Venture Properties     2,970,565                   $33,593,197         $11.32
                                        ===============               ==============================

QUARTERLY SUPPLEMENTAL DISCLOSURE
         March 31, 2007

         Anchor Lease Expirations - Next 3 Years
=======================================================---------------------------------------------------------------------------
                                                            Gross Leased Area                   Annualized Base Rent
                                                       ---------------------------           --------------------------
                                                                         Percent                             Percent     Average
                                                            Square         of                                   of         per
             Center                      Anchor            footage     all anchors               Amount    all anchors   Sq. Ft.
----------------------------------------------------------------------------------------------------------------------------------
          Wholly Owned
---------------------------------
              2007
Ledgewood Mall                   The Sports Authority           52,205       2.08%                 225,000        0.90%      4.31
Hobson West Plaza                Bobak's                        51,692       2.06%                 225,436        0.90%      4.36
                                                       ---------------------------           -------------------------------------
                                       Total 2007              103,897       4.14%                 450,436        1.80%      4.34
                                                       ---------------------------           -------------------------------------
              2008
Village Commons Shopping Center  Daffy's Inc.                   16,125       0.64%                 274,125        1.09%     17.00
Merrillville Plaza               JC Penny Co.                   50,000       2.00%                 495,000        1.97%      9.90
Merrillville Plaza               Officemax Inc.                 26,157       1.04%                 222,335        0.89%      8.50
Amboy Shopping Center            Duane Reade                     9,698       0.39%                 266,695        1.06%     27.50
Walnut Hill Plaza                Sears                          60,700       2.42%                 258,000        1.03%      4.25
                                                       ---------------------------           -------------------------------------
                                       Total 2008              162,680       6.49%               1,516,155        6.04%      9.32
                                                       ---------------------------           -------------------------------------
              2009
Chestnut Hill                    Express                        12,882       0.51%                 510,344        2.03%     39.62
Bloomfield Town Square           TJ Max                         36,000       1.44%                 261,000        1.04%      7.25
Walnut Hill Plaza                CVS                             8,800       0.35%                 154,000        0.61%     17.50
Merrillville Plaza               Pier I                          9,143       0.36%                 128,002        0.51%     14.00
Merrillville Plaza               TJ Max                         25,200       1.01%                 195,300        0.78%      7.75
New Loudon Center                AC Moore Arts & Crafts         21,520       0.86%                 221,226        0.88%     10.28
Blackman Plaza                   Kmart                         104,956       4.19%                 204,664        0.82%      1.95
Mark Plaza                       Kmart                         104,956       4.19%                 204,664        0.82%      1.95
                                                       ---------------------------           -------------------------------------
                                       Total 2009              323,457      12.91%               1,879,200        7.49%    100.30
                                                       ---------------------------           -------------------------------------
                                  Total - Next 3 Years         590,034      23.54%              $3,845,791       15.33%     $6.52
                                                       ===========================           =====================================
    Crossroads Joint Venture
---------------------------------
              2007
Crossroads Shopping Center       Pier 1                          8,818       4.41%                 278,825       12.61%     31.62
Crossroads Shopping Center       Pay-Half                       15,000       7.49%                 322,600       14.59%     21.51
Crossroads Shopping Center       Waldbaum's                     38,208      19.09%                 504,000       22.79%     13.19
                                                       ---------------------------           -------------------------------------
                                       Total 2007               62,026      30.99%               1,105,425       49.99%     17.82
                                                       ---------------------------           -------------------------------------
              2008                                                   -       0.00%                       -        0.00%         -
                                                       ---------------------------           -------------------------------------
              2009
Crossroads Shopping Center       Modell's                       25,000      12.49%                 193,750        8.76%      7.75
                                                       ---------------------------           -------------------------------------
                                  Total - Next 3 Years          87,026      43.48%              $1,299,175       58.75%    $14.93
                                                       ===========================           =====================================
    Brandywine Joint Venture
---------------------------------
              2007                                                   -       0.00%                       -        0.00%         -
                                                       ---------------------------           -------------------------------------
              2008                                                   -       0.00%                       -        0.00%         -
                                                       ---------------------------           -------------------------------------
              2009
                                                                14,535       0.00%                 247,095        0.00%     17.00
                                                       ---------------------------           --------------------------
                                  Total - Next 3 Years          14,535       0.00%                $247,095        0.00%        $-
                                                       ===========================           =====================================
             Fund I
---------------------------------
              2008                                                   -       0.00%                       -        0.00%         -
                                                       ---------------------------           -------------------------------------
              2008
Hitchcock and Pinelog Plaza      Farmer's Furniture             23,184       1.48%                  69,552        0.54%      3.00
                                                       ---------------------------           --------------------------
                                       Total 2008               23,184          0                   69,552        0.54%      3.00
                                                       ---------------------------           -------------------------------------
              2009
Haygood Shopping Center          Eckerd Drugs                   11,280       0.72%                  28,500        0.22%      2.53
                                                       ---------------------------           -------------------------------------
                                  Total - Next 3 Years          34,464       2.20%                 $98,052        0.76%     $2.85
                                                       ===========================           =====================================
             Fund II
---------------------------------
              2007
Sherman Avenue                   Pilot Garage                   74,000      16.15%                 375,000        6.11%      5.07
                                                                             0.00%                               -0.01%         -
                                                                       -----------                         -----------------------
                                       Total 2007               74,000      16.15%                 375,000        6.10%      5.07
                                                       ---------------------------           -------------------------------------
              2008
                                                                     -       0.00%                       -        0.00%         -
                                                       ---------------------------           -------------------------------------
              2009                                                   -       0.00%                       -        0.00%         -
                                                       ---------------------------           -------------------------------------
                                  Total - Next 3 Years          74,000      16.15%                $375,000        6.10%     $5.07
                                                       ===========================           =====================================
(1) Tenant pays rent based on percentage of sales

QUARTERLY SUPPLEMENTAL DISCLOSURE
      March 31, 2007

                Lease Expirations
           ------------------------------------
                                --------------------------------------------------------------------------------------------------
                                                     Gross Leased Area                    Annualized Base Rent
                                               ------------------------------             --------------------
                                   Number of                        Percent                                    Percent   Average
                                    Leases           Square           of                                          of       per
                                   Expiring          Footage         Total                       Amount         Total    Sq. Ft.
                                --------------------------------------------------------------------------------------------------
Wholly-Owned Properties
    Anchor Tenant Expirations

              Month to Month                 1             11,449       0.46%                         $57,245      0.23%    $5.00
                           2007              2            103,897       4.15%                         450,436      1.80%     4.34
                           2008              5            162,680       6.49%                       1,516,155      6.04%     9.32
                           2009              8            323,457      12.91%                       1,879,200      7.49%     5.81
                           2010             13            345,962      13.81%                       3,567,714     14.22%    10.31
                           2011              2             40,164       1.60%                         344,992      1.38%     8.59
                           2012              2            139,769       5.58%                       1,143,768      4.56%     8.18
                           2013              2            115,392       4.61%                       1,444,884      5.76%    12.52
                           2014              4            161,322       6.44%                         853,862      3.40%     5.29
                           2015              4            134,567       5.37%                       2,388,363      9.52%    17.75
                           2016              3             26,636       1.06%                         420,324      1.68%    15.78
                           2017              1             47,773       1.91%                         955,460      3.81%    20.00
                           2018              1             52,639       2.10%                         447,432      1.78%     8.50
                           2019              3            170,234       6.79%                       1,044,191      4.16%     6.13
                           2020              4            218,211       8.71%                       1,828,993      7.29%     8.38
                           2021              1            106,760       4.26%                       2,002,126      7.98%    18.75
                           2022              1             14,837       0.59%                         435,000      1.73%    29.32
                           2023              -                  -       0.00%                               -      0.00%        -
                           2024              3            188,506       7.52%                       3,154,312     12.57%    16.73
                           2028              3            141,509       5.64%                       1,152,840      4.60%     8.15
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      63          2,505,764     100.00%                     $25,087,297    100.00%   $10.01
                                                                                          ========================================
        Anchor GLA Owned by
         Tenants                                          254,916
        Total Vacant                                       73,832
                                               -------------------
        Total Square Feet                               2,834,512
                                               ===================


Wholly-Owned Properties
    Shop Tenant Expirations
              Month to Month                23            103,869       9.55%                      $1,725,803      7.98%   $16.62
                           2007             32            129,246      11.88%                       2,060,593      9.53%    15.94
                           2008             53            162,704      14.95%                       3,413,322     15.80%    20.98
                           2009             56            175,294      16.11%                       3,154,226     14.59%    17.99
                           2010             41            124,029      11.40%                       1,897,392      8.78%    15.30
                           2011             39            129,246      11.88%                       3,674,832     17.00%    28.43
                           2012             14             39,287       3.61%                       1,166,066      5.39%    29.68
                           2013             11             39,536       3.63%                         883,814      4.09%    22.35
                           2014             12             51,347       4.72%                       1,025,567      4.74%    19.97
                           2015              9             50,524       4.64%                         886,130      4.10%    17.54
                           2016              8             38,550       3.54%                         947,450      4.38%    24.58
                           2018              4              6,805       0.63%                         275,825      1.28%    40.53
                           2019              1                  -       0.00%                          51,205      0.24%        -
                           2020              2              6,000       0.55%                         142,500      0.66%    23.75
                           2021              1             26,170       2.41%                         143,935      0.67%        -
                           2022              2              5,493       0.50%                         166,839      0.77%    30.37
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                     308          1,088,100     100.00%                     $21,615,499    100.00%   $19.98
                                                                                          ========================================

        Total Vacant                                      233,258
                                               -------------------
        Total Square Feet                               1,321,358
                                               ===================

Wholly-Owned Properties
    Total Tenant Expirations
              Month to Month                24           $115,318       3.21%                      $1,783,048      3.82%   $15.46
                           2007             34            233,143       6.49%                       2,511,029      5.38%    10.77
                           2008             58            325,384       9.05%                       4,929,477     10.55%    15.15
                           2009             64            498,751      13.87%                       5,033,426     10.76%    10.09
                           2010             54            469,991      13.08%                       5,465,106     11.70%    11.63
                           2011             41            169,410       4.71%                       4,019,824      8.61%    23.73
                           2012             16            179,056       4.98%                       2,309,834      4.95%    12.90
                           2013             13            154,928       4.31%                       2,328,698      4.99%    15.03
                           2014             16            212,669       5.92%                       1,879,429      4.02%     8.84
                           2015             13            185,091       5.15%                       3,274,493      7.01%    17.69
                           2016             11             65,186       1.81%                       1,367,774      2.93%    20.98
                           2017              1             47,773       1.33%                         955,460      2.05%    20.00
                           2018              5             59,444       1.65%                         723,257      1.55%    12.17
                           2019              4            170,234       4.74%                       1,095,396      2.35%     6.43
                           2020              6            224,211       6.24%                       1,971,493      4.22%     8.79
                           2021              2            132,930       3.70%                       2,146,061      4.60%    16.14
                           2022              3             20,330       0.57%                         601,839      1.29%    29.60
                           2023              -                  -       0.00%                               -      0.00%        -
                           2024              3            188,506       5.25%                       3,154,312      6.75%    16.73
                           2028              3            141,509       3.94%                       1,152,840      2.47%     8.15
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                     371         $3,593,864     100.00%                     $46,702,796    100.00%   $13.03
                                                                                          ========================================

        Anchor GLA Owned by
         Tenants                                          254,916
        Total Vacant                                      307,090
                                               -------------------
        Total Square Feet                               4,155,870
                                               ===================


Fund I
    Anchor Tenant Expirations

                           2007              -                  -       0.00%                              $-      0.00%       $-
                           2009             27          1,052,564      67.02%                       8,111,635     63.16%     7.71
                           2012              2             21,000       1.34%                         298,200      2.32%    14.20
                           2014              1             35,153       2.24%                         263,648      2.05%     7.50
                           2016              2             58,315       3.71%                         402,863      3.14%     6.91
                           2017              4            118,013       7.52%                       1,115,068      8.68%     9.45
                           2021              2             66,237       4.22%                         693,695      5.40%    10.47
                           2022              1             59,159       3.77%                         620,578      4.83%    10.49
                           2024              1             70,400       4.48%                         281,600      2.19%     4.00
                           2026              2             74,000       4.71%                         582,500      4.53%     7.87
                           2050              1             15,497       0.99%                         475,000      3.70%    30.65
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      43          1,570,338     100.00%                     $12,844,787    100.00%    $8.18

                                                                                                      650,772
        Total Vacant                                       55,096
                                               -------------------
        Total Square Feet                               1,625,434
                                               ===================


Fund I
    Shop Tenant Expirations
              Month to Month                11             24,697      12.54%                         253,539      9.12%   $10.27
                           2007             13             22,139      11.24%                         267,332      9.61%    12.08
                           2008             14             28,162      14.32%                         336,747     12.11%    11.96
                           2009              6             13,701       6.96%                         199,683      7.18%    14.57
                           2010              6             13,478       6.84%                         220,300      7.92%    16.35
                           2011             11             23,042      11.70%                         379,185     13.64%    16.46
                           2012              1              1,974       1.00%                          35,532      1.28%    18.00
                           2013              2             13,120       6.66%                         124,820      4.49%     9.51
                           2014              5             14,403       7.31%                         335,799     12.08%    23.31
                           2015              2              2,798       1.42%                          45,936      1.65%    16.42
                           2016              1              7,752       3.94%                         111,230      4.00%    14.35
                           2018              1              6,957       3.53%                          50,004      1.80%     7.19
                           2019              1              3,141       1.60%                          42,000      1.51%    13.37
                           2020              1              5,157       2.62%                         150,842      5.43%    29.25
                           2021              1             16,384       8.32%                         192,512      6.92%    11.75
                           2022              1                  -       0.00%                          35,000      1.26%        -
           -----------------------------------------------------------------------------------------------------------------------
        Total Occupied                      77            196,905     100.00%                      $2,780,461    100.00%   $14.12

        Total Vacant                                      147,953
                                               -------------------
        Total Square Feet                                 344,858
                                               ===================

Fund I
    Total Tenant Expirations
              Month to Month                11             24,697       1.40%                        $253,539      1.62%   $10.27
                           2007             13             22,139       1.25%                         267,332      1.71%    12.08
                           2008             14             28,162       1.59%                         336,747      2.16%    11.96
                           2009             33          1,066,265      60.34%                       8,311,318     53.18%     7.79
                           2010              6             13,478       0.76%                         220,300      1.41%    16.35
                           2011             11             23,042       1.30%                         379,185      2.43%    16.46
                           2012              3             22,974       1.30%                         333,732      2.14%    14.53
                           2013              2             13,120       0.74%                         124,820      0.80%     9.51
                           2014              6             49,556       2.80%                         599,447      3.84%    12.10
                           2015              2              2,798       0.16%                          45,936      0.29%    16.42
                           2016              3             66,067       3.74%                         514,093      3.29%     7.78
                           2017              4            118,013       6.68%                       1,115,068      7.14%     9.45
                           2018              1              6,957       0.39%                          50,004      0.32%     7.19
                           2019              1              3,141       0.18%                          42,000      0.27%    13.37
                           2020              1              5,157       0.29%                         150,842      0.97%    29.25
                           2021              3             82,621       4.68%                         886,207      5.67%    10.73
                           2022              1             59,159       3.35%                         620,578      3.97%    10.49
                           2024              1             70,400       3.98%                         281,600      1.80%     4.00
                           2026              2             74,000       4.19%                         582,500      3.73%     7.87
                           2050              1             15,497       0.88%                         475,000      3.04%    30.65
                           2080              1                  -       0.00%                          35,000      0.22%        -
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                     120          1,767,243     100.00%                     $15,625,248    100.00%    $8.84
                                                                                                      650,772
        Total Vacant                                      203,049
                                               -------------------
        Total Square Feet                               1,970,292
                                               ===================


Fund II
    Anchor Tenant Expirations
                           2007              1             74,000      16.15%                         375,000      6.11%     5.07
                           2008              1            134,773      29.42%                       1,595,291     26.01%    11.84
                           2011              2            249,334      54.43%                       4,162,222     67.88%    16.69
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                       4            458,107     100.00%                      $6,132,513    100.00%   $13.39

        Total Vacant                                       26,703
                                               -------------------
        Total Square Feet                                 484,810
                                               ===================


Fund II
    Shop Tenant Expirations
              Month to Month                 5             74,113      31.81%                        $523,196     17.56%    $7.06
                           2007              6            143,531      61.60%                       2,146,866     72.04%    14.96
                           2009              1              1,314       0.56%                          21,600      0.72%    16.44
                           2010              2              7,012       3.01%                         117,136      3.93%    16.71
                           2011              1              7,046       3.02%                         171,212      5.75%    24.30
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      15            233,016     100.00%                      $2,980,010    100.00%   $12.79

        Total Vacant                                      268,688
                                               -------------------
        Total Square Feet                                 501,704
                                               ===================


Fund II
    Total Tenant Expirations
              Month to Month                 5             74,113      10.72%                        $523,196      5.74%    $7.06
                           2007              7            217,531      31.48%                       2,521,866     27.67%    11.59
                           2008              1            134,773      19.50%                       1,595,291     17.51%    11.84
                           2009              1              1,314       0.19%                          21,600      0.24%    16.44
                           2010              2              7,012       1.01%                         117,136      1.29%    16.71
                           2011              3            256,380      37.10%                       4,333,434     47.55%    16.90
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      19            691,123     100.00%                      $9,112,523    100.00%   $13.19

        Total Vacant                                      295,391
                                               -------------------
        Total Square Feet                                 986,514
                                               ===================

Crossroads (JV Property)
    Anchor Tenant Expirations

                           2007              3             62,026      30.98%                       1,105,425     49.99%    17.82
                           2009              1             25,000      12.49%                         193,750      8.76%     7.75
                           2012              2            113,155      56.53%                         912,177     41.25%     8.06
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                       6            200,181     100.00%                      $2,211,352    100.00%   $11.05

        Total Vacant                                            -
                                               -------------------
        Total Square Feet                                 200,181
                                               ===================


    Shop Tenant Expirations
              Month to Month                 2              1,650       1.66%                        $159,262      4.18%   $96.52
                           2007              3              3,262       3.27%                         124,788      3.28%    38.26
                           2008              9             31,460      31.58%                       1,074,188     28.22%    34.14
                           2009              6             17,318      17.38%                         733,130     19.26%    42.33
                           2011              3              5,470       5.49%                         205,854      5.41%    37.63
                           2012              2              5,250       5.27%                         194,490      5.11%    37.05
                           2014              4             19,941      20.02%                         698,266     18.34%    35.02
                           2015              1              2,210       2.22%                          72,930      1.92%    33.00
                           2017              1              6,600       6.62%                         349,800      9.19%    53.00
                           2022              1              6,462       6.49%                         193,860      5.09%    30.00
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      32             99,623     100.00%                      $3,806,568    100.00%   $38.21

        Total Vacant                                       10,840
                                               -------------------
        Total Square Feet                                 110,463
                                               ===================


Crossroads (JV Property)
    Total Tenant Expirations
              Month to Month                 2              1,650       0.55%                        $159,262      2.65%   $96.52
                           2007              3              3,262       1.09%                         124,788      2.07%    38.26
                           2008              9             31,460      10.49%                       1,074,188     17.85%    34.14
                           2009              9             79,344      26.47%                       1,838,555     30.56%    23.17
                           2011              3              5,470       1.82%                         205,854      3.42%    37.63
                           2012              3             30,250      10.09%                         388,240      6.45%    12.83
                           2014              4             19,941       6.65%                         698,266     11.60%    35.02
                           2015              1              2,210       0.74%                          72,930      1.21%    33.00
                           2017              1              6,600       2.20%                         349,800      5.81%    53.00
                           2018              2            113,155      37.74%                         912,177     15.16%     8.06
                           2022              1              6,462       2.16%                         193,860      3.22%    30.00

                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      38            299,804     100.00%                      $6,017,920    100.00%   $20.07

        Total Vacant                                       10,840
                                               -------------------
        Total Square Feet                                 310,644
                                               ===================


Brandywine Portfolio (JV
 Properties)
    Anchor Tenant Expirations

                           2010              -                  -       0.00%                               -      0.00%        -
                           2011              5            127,291      15.60%                       2,377,144     19.16%    18.67
                           2013              3            100,982      12.38%                       1,816,540     14.64%    17.99
                           2014              2             50,977       6.25%                         868,426      7.00%    17.04
                           2015              5            152,560      18.70%                       2,904,328     23.42%    19.04
                           2016              1             16,525       2.03%                         396,600      3.20%    24.00
                           2017              2             89,604      10.98%                       1,316,507     10.61%    14.69
                           2018              2            278,000      34.06%                       2,725,000     21.97%     9.80
                                                                                                                   0.00%
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      20            815,939     100.00%                     $12,404,545    100.00%   $15.20


        Total Vacant                                       12,535
                                               -------------------
        Total Square Feet                                 828,474
                                               ===================

Brandywine Portfolio (JV
 Properties)
    Shop Tenant Expirations
              Month to Month                 3              3,800       4.16%                         $26,414      1.19%    $6.95
                           2007              2              8,567       9.38%                         208,000      9.39%    24.28
                           2008              1              6,100       6.68%                         157,868      7.13%    25.88
                           2010              2             11,817      12.94%                         184,280      8.32%    15.59
                           2011              2             22,500      24.66%                         519,658     23.47%    23.10
                           2013              2              6,950       7.61%                         153,286      6.92%    22.06
                           2014              1              4,962       5.44%                         147,421      6.66%    29.71
                           2015              2              8,500       9.31%                         195,250      8.82%    22.97
                           2017              1              4,996       5.47%                         224,820     10.15%    45.00
                           2021              1              4,100       4.49%                         100,450      4.54%    24.50
                           2026              1              8,999       9.86%                         296,967     13.41%    33.00
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      18             91,291     100.00%                      $2,214,414    100.00%   $24.26

        Total Vacant                                       19,596
                                               -------------------
        Total Square Feet                                 110,887
                                               ===================


Brandywine Portfolio (JV
 Properties)
    Total Tenant Expirations
              Month to Month                 3              3,800       0.42%                         $26,414      0.18%    $6.95
                           2007              2              8,567       0.94%                         208,000      1.42%        -
                           2008              1              6,100       0.67%                         157,868      1.08%    25.88
                           2010              2             11,817       1.30%                         184,280      1.26%    15.59
                           2011              7            149,791      16.51%                       2,896,802     19.82%    19.34
                           2013              5            107,932      11.90%                       1,969,826     13.47%    18.25
                           2014              3             55,939       6.17%                       1,015,847      6.95%    18.16
                           2015              7            161,060      17.75%                       3,099,578     21.20%    19.24
                           2016              1             16,525       1.82%                         396,600      2.71%    24.00
                           2017              3             94,600      10.43%                       1,541,326     10.54%    16.29
                           2018              2            278,000      30.65%                       2,725,000     18.65%     9.80
                           2021              1              4,100       0.45%                         100,450      0.68%    24.50
                           2026              1              8,999       0.99%                         296,967      2.04%    33.00
                                ---------------------------------------------             ----------------------------------------
        Total Occupied                      38            907,230     100.00%                     $14,618,958    100.00%   $16.11

        Total Vacant                                       32,131
                                               -------------------
        Total Square Feet                                 939,361
                                               ===================


           Total Joint Ventures
                   MtoM                     21            104,260       2.84%                         962,411      2.12%
                           2007             25            251,499       6.86%                       3,121,986      6.88%
                           2008             25            200,495       5.47%                       3,164,094      6.97%
                           2009             43          1,146,923      31.29%                      10,171,473     22.42%
                           2010             10             32,307       0.88%                         521,716      1.15%
                           2011             24            434,683      11.86%                       7,815,275     17.22%
                           2012              6             53,224       1.45%                         721,972      1.59%
                           2013              7            121,052       3.30%                       2,094,646      4.62%
                           2014             13            125,436       3.42%                       2,313,560      5.10%
                           2015             10            166,068       4.53%                       3,218,444      7.09%
                           2016              3             66,067       1.80%                         514,093      1.13%
                                            28            963,386      26.28%                      10,754,979     23.70%
                                           215          3,665,400      99.98%                      45,374,649     99.99%

                                                                                          3-Mile Radius(2)
                                                                                -------------------------------------
                                                    Trade  Cash (2)                               #
                                                                                                    Median
                                                    Area     Base      Total      Total   Households   HH    Avg. HH
                 Property / JV
Classification     Ownership %        City    State(Miles)   Rent       GLA        Pop.     ("HH")   Income  Income
------------------------------------------------------------------------------- -------------------------------------
Core          Brandywine Town     Wilmington  DE
               Center & Mkt
               Sq./22.22%                               3 14,618,958   939,361     41,222    15,054 $83,769 $102,192
Core          Elmwood Park        Elmwood ParkNJ
               Shopping Ctr.                            3  3,438,718   149,085    257,647    83,959  52,609   62,446
Core          Chestnut Hill       PhiladelphiaPA        3  1,292,372    40,570    148,084    59,791  53,526   65,990
Core          Abington Towne      Abington    PA
               Center                                   3    954,677   216,355     91,293    34,692  66,882   82,491
Core          Clark & Diversey    Chicago     IL        3    799,323    19,265    419,461   213,740  58,803   81,579
Core          Hobson West Plaza   Naperville  IL        3  1,201,939    98,902     98,083    34,231  94,977  114,120
Core          Methuen Shopping    Methuen     MA
               Ctr.                                     5    849,264   130,021     89,957    31,569  41,619   49,981
Core          Crossroads Shopping White PlainsNY
               Ctr. / 49%                               3  6,017,920   310,644    105,870    39,349  78,556   85,621
Core          The Branch Plaza    Smithtown   NY        3  2,467,835   125,751     68,832    23,221  89,522  113,455
Core          Amboy Road          Staten      NY
                                   Island               3  1,485,096    60,090    156,384    56,991  69,666   90,260
Core          Village Commons     Smithtown   NY
               Shopping Ctr.                            3  2,186,651    87,169     68,832    23,221  89,522  113,455
Core          Bloomfield Town     Bloomfield  MI
               Square              Hills                5  2,450,631   232,366     62,528    23,953  73,997  102,234
Core          Crescent Plaza      Brockton    MA        3  1,609,257   218,141     99,649    34,369  46,062   56,826
Core          239 Greenwich AvenueGreenwich   CT
               / 75%                                    5  1,286,069    16,834     67,165    24,889  97,270  125,159
Core          Town Line Plaza     Rocky Hill  CT        3  1,626,923   206,356     45,606    19,067  65,917   75,855
Core          New Loudon Center   Latham      NY        5  1,713,664   255,826     41,815    15,619  55,375   66,288
Core          Pacesetter Park     Pomona      NY
               Shopping Ctr.                            3  1,050,156    96,698     25,618     8,209  89,598  125,526
Core          2914 Third Ave      The Bronx   NY        3  1,400,000    43,500  1,239,853   422,421  26,865   33,419
Core          West 54th Street    Manhattan   NY        3  2,177,304     6,514    582,613   325,406  80,037   96,770
Core          Mad River Station   Dayton      OH        5  1,529,711   155,838     58,692    25,428  58,119   67,529
Core          Mark Plaza          EdwardsvillePA        5  1,008,371   216,401     87,986    37,409  31,982   39,628
Core          Blackman Plaza      Wilkes-BarrePA        5    288,919   125,264     58,885    24,646  30,982   40,002
Core          Bartow Avenue       The Bronx   NY        3    284,620    14,668    567,476   209,231  40,253   47,643
Core          Walnut Hill Plaza   Woonsocket  RI        5  2,461,957   285,418     60,322    22,861  42,715   47,867
Core          Ledgewood Mall      Ledgewood   NJ        5  4,246,680   518,950     37,052    13,412  80,007   87,773
Core          BTS Boonton LLC /   Boonton     NJ
               60%                                      5  1,252,985    62,908     49,442    18,288  87,533  113,042
Core          Merrillville Plaza  Hobart      IN        5  2,631,670   235,678     26,118    10,066  56,556   64,248
Core          The Gateway ShoppingSo.         VT
               Ctr.                Burlington           3  1,799,570   101,784     46,879    19,366  44,294   55,033
Core          Marketplace of      Absecon     NJ
               Absecon                                  3  1,647,983   105,135     30,732    11,642  52,106   64,775
Core          Plaza 422           Lebanon     PA        3    444,020   154,878     43,975    17,347  36,874   47,144
Core          Route 6 Plaza       Honesdale   PA        5  1,116,431   175,505      7,567     3,014  32,283   43,919
Fund I        Granville Center /  Columbus    OH
               37.78%                                   3    686,486   134,997    112,547    47,337  47,547   53,746
Fund I        Sheffield Crossing /Sheffield   OH
               37.78%                                   3  1,153,642   112,534     28,714    10,621  54,485   64,626
Fund I        Amherst Marketplace Amherst     OH
               / 37.78%                                 3    889,667    79,945     53,342    20,470  45,506   55,396
Fund I        Sterling Heights    Sterling    MI
               Shopping Center /   Heights
               18.9%                                    3    607,740   154,835     99,813    36,587  66,886   77,416
Fund I        Tarrytown Shopping  Tarrytown   NY
               Center / 37.78%                          3    909,457    35,291     36,856    13,450  78,415   95,294
Fund I        Hitchcock Plaza/    Aiken       SC
               7.6%                                     5  1,631,909   256,093     23,976     9,393  50,934   64,402
Fund I        Haygood Shopping    Virginia    VA
               Center / 18.9%      Beach                3  1,732,764   178,497     99,119    38,035  52,505   60,732
Fund II- Urban400 East Fordham    The Bronx   NY
 In-Fill       Road / 19.2%                             2    381,736   117,355  1,205,053   412,674  30,252   38,298
Fund II- UrbanSherman Avenue /    Manhattan   NY
 In-Fill       19.2%                                    2  1,970,291   134,773    535,739   175,108  29,260   36,324
Fund II- UrbanPelham Manor        Westchester NY
 In-Fill       Shopping Plaza /
               19.2%                                    3    756,000   398,775    398,727   147,238  48,697   56,116
Fund II- Urban161st Street /19.2% The Bronx   NY
 In-Fill                                                2  5,179,496   223,611  1,274,483   427,111  25,104   31,477
Fund II- OtherOakbrook/ 20%       Oakbrook    IL        3    825,000   112,000     77,560    29,487  77,130  108,955
---------------------------------------------------------------------------------------------------------------------
                                                          84,063,862 7,344,581
                                                          ---------------------
TOTAL
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                   155,535    55,447 $60,047  $72,543
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                          159,093    61,565 $64,366  $78,343
                                                                                -------------------------------------
CORE
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                    76,354    28,325 $64,397  $77,721
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                          137,030    54,603 $65,706  $79,968
                                                                                -------------------------------------
FUND I
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                    66,454    25,789 $54,325  $64,735
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                           61,400    23,815 $56,412  $67,088
                                                                                -------------------------------------
FUND II -Urban In-fill
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                   751,975   258,716 $37,194  $44,375
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                        1,015,767   341,004 $28,481  $35,191
                                                                                -------------------------------------
FUND II -Other
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                    77,560    29,487 $77,130 $108,955
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                           77,560    29,487 $77,130 $108,955


                                                                                           5-Mile Radius
                                                                                ------------------------------------
                                                    Trade  Cash (2)
                                                                                                    Median
                                                    Area     Base      Total      Total       #        HH   Avg. HH
                 Property / JV
Classification     Ownership %        City    State(Miles)   Rent       GLA        Pop.       HH     Income  Income
------------------------------------------------------------------------------- ------------------------------------
Core          Brandywine Town     Wilmington  DE
               Center & Mkt
               Sq./22.22%                               3 14,618,958   939,361    120,306    46,004 $74,110 $93,425
Core          Elmwood Park        Elmwood ParkNJ
               Shopping Ctr.                            3  3,438,718   149,085    614,727   208,535  57,938  69,562
Core          Chestnut Hill       PhiladelphiaPA        3  1,292,372    40,570    399,921   157,197  52,171  65,291
Core          Abington Towne      Abington    PA
               Center                                   3    954,677   216,355    304,127   117,213  59,851  70,401
Core          Clark & Diversey    Chicago     IL        3    799,323    19,265    969,623   410,327  51,138  67,593
Core          Hobson West Plaza   Naperville  IL        3  1,201,939    98,902    241,153    82,668  93,969 113,986
Core          Methuen Shopping    Methuen     MA
               Ctr.                                     5    849,264   130,021    201,503    72,943  47,894  56,306
Core          Crossroads Shopping White PlainsNY
               Ctr. / 49%                               3  6,017,920   310,644    205,109    73,112  93,445 108,276
Core          The Branch Plaza    Smithtown   NY        3  2,467,835   125,751    199,361    64,663  82,867 105,093
Core          Amboy Road          Staten      NY
                                   Island               3  1,485,096    60,090    292,132   105,178  66,927  88,388
Core          Village Commons     Smithtown   NY
               Shopping Ctr.                            3  2,186,651    87,169    199,361    64,663  82,867 105,093
Core          Bloomfield Town     Bloomfield  MI
               Square              Hills                5  2,450,631   232,366    166,443    62,677  79,970 105,922
Core          Crescent Plaza      Brockton    MA        3  1,609,257   218,141    168,246    58,789  46,062  56,826
Core          239 Greenwich AvenueGreenwich   CT
               / 75%                                    5  1,286,069    16,834    142,822    51,210  94,119 119,232
Core          Town Line Plaza     Rocky Hill  CT        3  1,626,923   206,356    153,302    61,023  57,724  68,679
Core          New Loudon Center   Latham      NY        5  1,713,664   255,826    151,655    61,034  47,547  61,261
Core          Pacesetter Park     Pomona      NY
               Shopping Ctr.                            3  1,050,156    96,698    129,143    36,828  72,841 102,767
Core          2914 Third Ave      The Bronx   NY        3  1,400,000    43,500  2,690,882 1,034,060  45,279  56,415
Core          West 54th Street    Manhattan   NY        3  2,177,304     6,514  2,424,848 1,048,312  55,446  67,194
Core          Mad River Station   Dayton      OH        5  1,529,711   155,838    135,000    56,693  60,560  71,601
Core          Mark Plaza          EdwardsvillePA        5  1,008,371   216,401    124,868    52,566  34,683  43,184
Core          Blackman Plaza      Wilkes-BarrePA        5    288,919   125,264    111,991    47,249  33,391  41,275
Core          Bartow Avenue       The Bronx   NY        3    284,620    14,668  1,435,467   511,796  30,552  43,522
Core          Walnut Hill Plaza   Woonsocket  RI        5  2,461,957   285,418     95,320    35,238  50,142  56,573
Core          Ledgewood Mall      Ledgewood   NJ        5  4,246,680   518,950    108,922    38,302  77,480  89,838
Core          BTS Boonton LLC /   Boonton     NJ
               60%                                      5  1,252,985    62,908    101,266    36,438  86,509 106,011
Core          Merrillville Plaza  Hobart      IN        5  2,631,670   235,678     87,796    32,151  54,709  62,531
Core          The Gateway ShoppingSo.         VT
               Ctr.                Burlington           3  1,799,570   101,784     69,993    28,186  47,104  57,514
Core          Marketplace of      Absecon     NJ
               Absecon                                  3  1,647,983   105,135     68,326    26,137  51,610  62,711
Core          Plaza 422           Lebanon     PA        3    444,020   154,878     61,197    23,615  41,055  51,545
Core          Route 6 Plaza       Honesdale   PA        5  1,116,431   175,505     11,899     4,627  34,031  46,300
Fund I        Granville Center /  Columbus    OH
               37.78%                                   3    686,486   134,997    266,313   108,411  53,466  60,719
Fund I        Sheffield Crossing /Sheffield   OH
               37.78%                                   3  1,153,642   112,534    110,797    41,494  49,602  59,866
Fund I        Amherst Marketplace Amherst     OH
               / 37.78%                                 3    889,667    79,945     98,291    37,263  41,483  52,190
Fund I        Sterling Heights    Sterling    MI
               Shopping Center /   Heights
               18.9%                                    3    607,740   154,835    264,560   103,403  63,816  74,661
Fund I        Tarrytown Shopping  Tarrytown   NY
               Center / 37.78%                          3    909,457    35,291    123,546    43,654  85,757 103,311
Fund I        Hitchcock Plaza/    Aiken       SC
               7.6%                                     5  1,631,909   256,093     44,606    16,968  42,687  55,503
Fund I        Haygood Shopping    Virginia    VA
               Center / 18.9%      Beach                3  1,732,764   178,497    225,653    86,122  54,074  62,011
Fund II- Urban400 East Fordham    The Bronx   NY
 In-Fill       Road / 19.2%                             2    381,736   117,355  1,997,909   698,322  33,259  40,957
Fund II- UrbanSherman Avenue /    Manhattan   NY
 In-Fill       19.2%                                    2  1,970,291   134,773  2,049,516   721,521  34,366  42,608
Fund II- UrbanPelham Manor        Westchester NY
 In-Fill       Shopping Plaza /
               19.2%                                    3    756,000   398,775  1,109,022   403,897  44,956  53,542
Fund II- Urban161st Street /19.2% The Bronx   NY
 In-Fill                                                2  5,179,496   223,611  2,531,473   966,482  37,307  48,034
Fund II- OtherOakbrook/ 20%       Oakbrook    IL        3    825,000   112,000    288,932   108,039  75,456  97,126
--------------------------------------------------------------------------------------------------------------------
                                                          84,063,862 7,344,581
                                                          ---------------------

TOTAL
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                   367,230   135,853 $59,095  $72,309
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                          388,653   149,186 $61,019  $74,664
                                                                                -------------------------------------
CORE
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                   183,595    68,400 $63,110  $77,316
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                          340,849   131,574 $61,872  $75,706
                                                                                -------------------------------------
FUND I
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                   161,000    62,543 $52,098  $62,587
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                          155,910    59,709 $56,265  $67,299
                                                                                -------------------------------------
FUND II -Urban In-fill
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                 1,736,964   636,208 $39,798  $48,760
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                        2,262,557   844,573 $37,119  $46,920
                                                                                -------------------------------------
FUND II -Other
                                                                                -------------------------------------
Weighted Average - Based on GLA                                                   288,932   108,039 $75,456  $97,126
                                                                                -------------------------------------
Weighted Average - Based on base rent(1)                                          288,932   108,039 $75,456  $97,126
                                                                                -------------------------------------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership % in the joint venture.
(2)  West 54th Street, Sherman and 161st Street figures are for 2 mile radius

QUARTERLY SUPPLEMENTAL DISCLOSURE
   March 31, 2007

      Residential (Multi-family) Properties

                                                                                % Occupied            % Occupied
           Property                 Location        Square Feet    Units      March 31, 2007      September 30, 2006
------------------------------------------------------------------------------------------------------------------------

         Mid-Atlantic

        North Carolina
------------------------------
      Village Apartments          Winston Salem          578,706       600                  86%                      86%

           Mid-West

           Missouri
------------------------------
 Gate House, Holiday House,         Columbia
        Tiger Village,                                   625,545       874                  89%                      92%
                                                  ----------------------------------------------------------------------
    Colony Apartments (1)

            Totals                                     1,204,251     1,474                  88%                      90%
                                                  ======================================================================

(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                                    Page 52